UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

SCHOLAR ROCK HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION DATED APRIL [•], 2024
SCHOLAR ROCK HOLDING CORPORATION
301 Binney Street, 3rd Floor
Cambridge, MA 02142
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To be held June 27, 2024
Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Scholar Rock Holding Corporation, will be held on June 27, 2024 at 12:00 noon Eastern Time. The Annual Meeting will be held entirely online. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SRRK2024 and entering the 16-digit control number included on your proxy card. You will not be able to attend the Annual Meeting in person. The purpose of the Annual Meeting is the following:
1.
To elect three Class III directors to our Board of Directors, each to serve until the 2027 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000;

4.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law;

5.
To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;

6.
To approve, on a non-binding, advisory basis, the preferred frequency of future advisory votes on compensation of our named executive officers;

7.
To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Scholar Rock Holding Corporation stockholders of record at the close of business on April [•], 2024 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. You can find more information, including information regarding the nominees for election to our Board of Directors, in the accompanying proxy statement.
We are pleased to comply with the rules of the Securities and Exchange Commission that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of our proxy materials and our Annual Report for the fiscal year ended December 31, 2023, or the 2023 Annual Report. We will mail the Notice of Availability on or about April [•], 2024 and it contains instructions on how to access those documents and to cast your vote over the Internet. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you would like to receive a printed copy of our proxy materials, including our proxy statement, our 2023 Annual Report and a form of proxy card, free of charge, please follow the instructions on the Notice of Availability.

The Board of Directors recommends that you vote “FOR” of each of proposals one, two, three, four and five and “FOR” the recommendation, on an advisory basis, that the preferred frequency of future votes on the compensation of our named executive officers be on a one year basis; as outlined in the accompanying proxy statement.
Your vote is important. Whether or not you are able to attend the meeting online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting online, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating, and returning the proxy card.
By order of the Board of Directors,
Jay T. Backstrom
President and Chief Executive Officer
Cambridge, Massachusetts
April [•], 2024

Page
PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS	1
GENERAL INFORMATION	2
PROPOSAL NO. 1 – ELECTION OF CLASS III DIRECTORS	7
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS SCHOLAR ROCK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	14
PROPOSAL NO. 3 – AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000	16
PROPOSAL NO. 4 – AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY	19
PROPOSAL NO. 5 – NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	22
PROPOSAL NO. 6 – NON-BINDING, ADVISORY VOTE ON THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	23
CORPORATE GOVERNANCE	24
EXECUTIVE OFFICERS	12
EXECUTIVE COMPENSATION	33
DIRECTOR COMPENSATION	30
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	44
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	47
REPORT OF THE AUDIT COMMITTEE	51
HOUSEHOLDING	52
STOCKHOLDER PROPOSALS	53
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS	53

i

SCHOLAR ROCK HOLDING CORPORATION
301 Binney Street, 3rd Floor
Cambridge, MA 02142
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD June 27, 2024
This proxy statement contains information about the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Scholar Rock Holding Corporation, which will be held on June 27, 2024 at 12:00 noon Eastern Time. The Annual Meeting will be held entirely online this year. You will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/SRRK2024 and entering the 16-digit control number included on your proxy card. The Board of Directors of Scholar Rock Holding Corporation (the “Board of Directors”) is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Scholar Rock,” “we,” “us,” and “our” refer to Scholar Rock Holding Corporation. The mailing address of our principal executive offices is Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting (the “Notice”). You may revoke your proxy at any time before it is exercised at the virtual meeting by giving our Corporate Secretary written notice to that effect and as otherwise described in this proxy statement.
We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2023 first available to stockholders on or around April [•], 2024.
Your vote is important. We encourage you to vote in advance, even if you plan to attend the 2024 Meeting online. To vote online or by phone, you will need to use your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card, or the voting instruction form.
As permitted by the SEC rules, proxy materials were made available via the internet. Notice regarding availability of proxy materials and instructions on how to access those materials were mailed to certain stockholders of record on or about April [•], 2024 (the “Notice of Internet Availability of Proxy Materials”). The Notice of Internet Availability of Proxy Materials included instructions on how to vote and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a low-cost way to furnish stockholders with their proxy materials. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 27, 2024:
This proxy statement, the Notice of Internet Availability of Proxy Materials and our 2023 Annual Report to Stockholders are available for viewing, printing, and downloading at www.proxyvote.com.
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at www.sec.gov.

SCHOLAR ROCK HOLDING CORPORATION
PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
Who is soliciting my vote?
Scholar Rock’s Board of Directors is soliciting your vote for the Annual Meeting.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April [•], 2024.
How many votes can be cast by all stockholders?
There were [•] shares of our common stock, par value $0.001 per share, outstanding on April [•], 2024, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. No shares of our undesignated preferred stock were outstanding as of April [•], 2024.
How do I vote?
If you are a stockholder of record, there are several ways for you to vote your shares.
•
By Telephone.   You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card. Votes submitted by telephone must be received by 11:59 p.m., Eastern Time, on June 26, 2024.

•
By Internet (before the Annual Meeting).   You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Time, on June 26, 2024.

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By Mail.   You may vote by mail by completing, signing, and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Proxy cards submitted by mail must be received no later than by June 26, 2024 to be voted at the Annual Meeting.

•
During the Annual Meeting.   You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/SRRK2024. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, the proxy card, or the voting instruction form. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote virtually at the Annual Meeting.

•
By QR Code.   You may vote using your mobile device to scan the QR code on your proxy card. Votes submitted by scanning your QR code must be received no later than 11:59 p.m. Eastern Time on June 26, 2024.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Eastern Time on June 26, 2024, and mailed proxy cards must be received by June 26, 2024 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.
The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If you hold your shares of Scholar Rock common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

Why is the Annual Meeting a virtual, online meeting?
We believe that hosting a virtual meeting will facilitate shareholder attendance and participation by enabling shareholders to participate from any location around the world and improves our ability to communicate more effectively with our shareholders. We have designed the virtual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting.
How do I participate in the Virtual Annual Meeting?
We are pleased to use the virtual meeting format to facilitate stockholder attendance, voting and questions by leveraging technology to communicate more effectively and efficiently with our stockholders. This format allows stockholders to participate fully from any location, without the cost of travel.
To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/SRRK2024 and enter the 16-digit control number included on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form. You may begin to log into the meeting platform beginning at 11:45 a.m. Eastern Time on June 27, 2024. The meeting will begin promptly at 12:00 noon Eastern Time on June 27, 2024. We encourage you to access the Annual Meeting before it begins.
Stockholders will also have the opportunity to submit questions during the Annual Meeting through www.virtualshareholdermeeting.com/SRRK2024. Stockholders may submit questions during the 2024 Meeting using the “Ask a Question” field on the virtual meeting website. A technical support telephone number will be posted on the log-in page of www.virtualshareholdermeeting.com/SRRK2024 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.
How do I ask questions during the Virtual Annual Meeting?
Stockholders may submit questions during the 2024 Meeting using the “Ask a Question” field on the virtual meeting website.
You will need to log in to the virtual meeting through www.virtualshareholdermeeting.com/SRRK2024 with your 16-digit control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question during the meeting.
Time has been allocated on the agenda to respond to questions submitted during the 2024 Meeting. Questions we do not answer during the 2024 Meeting will be answered in writing and posted on the Company’s website at investors.scholarrock.com. Please refer to the 2024 Meeting Rules of Conduct and Procedures for more information on how to ask questions. The Rules of Conduct and Procedures are available at www.proxyvote.com and during the 2024 Meeting at www.virtualshareholdermeeting.com/SRRK2024.
We encourage you to access the 2024 Meeting early. Online check-in will begin approximately 15 minutes before the 12:00 noon Eastern Time start time. If you encounter difficulties during the check-in or meeting time, we have technicians available to help you. The technical support contact information will be posted on the virtual meeting login page.
Where may I find copies of Proxy Materials and the Annual Report?
The Notice of Internet Availability of Proxy Materials and Proxy Statement and Annual Report are posted on the Company’s website at https://investors.scholarrock.com and at www.proxyvote.com.
How do I revoke my proxy?
You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 11:59 p.m. Eastern Time on June 26, 2024, (2) attending and voting at the virtual Annual Meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws (“bylaws”) provide that a majority of the outstanding shares entitled to vote, represented at the virtual Annual Meeting or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. There were [•] shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if [•] shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.
Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item because it is considered to be a non-routine matter, and has not received voting instructions from the beneficial owner.
If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “routine” matters, but will not be allowed to vote your shares with respect to “non-routine” matters. Proposal No. 1, to elect three Class III directors to our Board of Directors, each to serve until the 2027 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal, Proposal No. 4, to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law, Proposal No. 5, to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, and Proposal No. 6, to approve, on a non-binding, advisory basis, the preferred frequency of future advisory votes on compensation of our named executive officers, are “non-routine” matters. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote for these proposals, and those votes will be counted as broker “non-votes.” Proposal No. 2, the ratification of the appointment of Ernst & Young LLP, and Proposal No. 3, to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000, are considered to be “routine” matters, and your brokerage firm will be able to vote on these proposals even if they do not receive voting instructions from you.
Under our bylaws, directors are elected by a plurality of the votes properly cast on the election of directors. This means that the three (3) director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for all the director nominees, “withhold” authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes, if any, will have no effect on the election of the nominees. If nominees are unopposed, election requires only a single “for” vote.
The appointment of the Company’s auditor is approved by the affirmative vote of a majority of the votes properly cast thereon. This means that there must be more “for” votes than “against” votes. You may abstain from voting your shares with respect to this proposal. Abstaining from voting your shares with respect to Proposal 2 will have no effect on the outcome of the vote. Broker “non-votes” will also have no effect on the outcome of the vote. However, we expect there will be no broker non-votes on this proposal because brokers have discretionary voting authority with respect to this proposal.
The approval of each of Proposals No. 3 and 4 (the “Charter Amendments”) require the affirmative vote of the majority of the outstanding shares of common stock entitled to vote thereon, voting together as a single class. Abstentions and broker non-votes, if any, will have the effect of a vote against the proposed Charter Amendments. However, we expect there will be no broker non-votes on Proposal No. 4, because brokers have discretionary voting authority with respect to this proposal, but not with respect to Proposal No. 5.
The say-on-pay vote is a “non-routine” matter. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” For this proposal, a majority of the votes properly cast thereon is required to approve on a non-binding, advisory basis, the compensation of the Company’s named executive officers. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.
The say-on-frequency vote is a “non-routine” matter. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” For this proposal, stockholders will not be voting to approve or disapprove of the recommendation of our board of directors on the preferred frequency of future advisory votes on the compensation of our named executive officers. The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal (holding the vote every one, two, or three years, or abstaining). The option that receives the highest number of votes properly cast will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. The vote required, and the method of calculation, for each proposal at the Annual Meeting is described below.
Proposal	Vote Required	Discretionary Voting Permitted?
1. Election of Directors	Plurality	No
2. Approval of the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm	Majority of votes properly cast	Yes
3.
Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000

	Majority of outstanding shares	Yes
4. Amendment of the company’s amended and restated certificate of incorporation to limit the liability of certain officers of the company	Majority of outstanding shares	No
5. The advisory, non-binding vote on the compensation of our named executive officers	Majority of votes properly cast	No
6. Approval, on a non-binding, advisory basis, the preferred frequency of future advisory votes on compensation of our named executive officers	Highest number of affirmative votes cast	No

Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
How may stockholders submit matters for consideration at an annual meeting?
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which public disclosure of the date of such annual meeting was first made.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2025 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December [•], 2024. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the Securities Exchange Commission, or SEC. A proposal submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered untimely if received after March 15, 2025. Rule 14a-8 proposals must be delivered by mail to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal. We also encourage you to submit any such proposals via email to legal@scholarrock.com.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 28, 2025. Stockholder proposals and the required notice should be addressed to our Secretary at our principal executive offices at the address set forth above.
How can I know the voting results?
We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF CLASS III DIRECTORS
Our Board of Directors currently consists of eleven members. In accordance with the terms of our certificate of incorporation and bylaws, our Board of Directors is divided into three classes, Class I, Class II, and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•
the Class I directors are Srinivas Akkaraju, M.D., Ph.D., Jay Backstrom, M.D., M. P.H. and Joshua Reed, and their terms will expire at the Annual Meeting of stockholders to be held in 2025;

•
the Class II directors are David Hallal (Chair), Kristina Burow, Michael Gilman, Ph.D., and Katie Peng and their terms will expire at the Annual Meeting of stockholders to be held in 2026; and

•
the Class III directors are Richard Brudnick, Jeffrey S. Flier, M.D., Amir Nashat, Sc.D., and Akshay Vaishnaw, M.D., Ph.D., and their terms will expire at the Annual Meeting to be held this year.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the Annual Meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.
Our Board of Directors has nominated Richard Brudnick, Jeffrey S. Flier, M.D., and Akshay Vaishnaw, M.D., Ph.D. for election as the Class III directors at the Annual Meeting. The nominees are presently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our Board of Directors.
Mr. Nashat will not stand for re-election when his current term expires at the Annual Meeting. As a result, Mr. Nashat’s service as a director will end on the date of the Annual Meeting.
Nominees for Election as Class III Directors
The following table identifies our nominees for Class III directors and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2024.
Name	Positions and Offices Held with Scholar Rock	Director Since	Age
Richard Brudnick	Director	2023	67
Jeffrey S. Flier, M.D.	Director	2016	76
Akshay Vaishnaw, M.D.,Ph.D.	Director	2019	61
Richard H. Brudnick has served as a director since April 2023. Mr. Brudnick joined Prime Medicine, Inc. in July 2022, and currently serves as Chief Business Officer. Prior to joining Prime Medicine from June 2018 to June 2022, Mr. Brudnick was Chief Business Officer and Head of Strategy for Codiak BioSciences, Inc. From May 2016 to March 2018, Mr. Brudnick was Executive Vice President of Business Development and Alliance Management at Bioverativ, Inc., and Mr. Brudnick served as Biogen’s Senior Vice President of Corporate Development from August 2014 until May 2016. Mr. Brudnick joined Biogen in 2001 and held senior positions in the areas of Portfolio Strategy & Business Development and Corporate Development. Before joining Biogen, Inc., Mr. Brudnick was the Chief Executive Officer of a regional pharmaceutical distributor and a strategy consultant at Bain & Company. Mr. Brudnick is a member of the Board of Directors for InflaRx N.V. Mr. Brudnick received a B.S. and M.S. in Management Science from the Massachusetts Institute of Technology. Our Board of Directors believes that Mr. Brudnick’s biotechnology leadership experience qualifies him to serve on our Board of Directors.

Jeffrey S. Flier, M.D. has served as a director since October 2016. Since August 2016, Dr. Flier has served as the Higginson Professor of Physiology and Medicine and Harvard University Distinguished Service Professor, and from 2007 to August 2016 served as the twenty-first Dean of the Faculty of Medicine at Harvard University. Previously, from 2002 to 2007, Dr. Flier served as Chief Academic Officer of Beth Israel Deaconess Medical Center and served as Harvard Medical School Faculty Dean for Academic Programs. An elected member of the National Academy of Medicine and a fellow of the American Academy of Arts and Sciences, his many honors include the Eli Lilly Award of the American Diabetes Association, and the Berson Lecture of the American Physiological Society. He was the recipient of the 2005 Banting Medal from the American Diabetes Association, its highest scientific honor. Dr. Flier received his B.S. from City College of New York and his M.D. from Mount Sinai School of Medicine with highest academic honors, and he completed his residency training at Mount Sinai School of Medicine. Our Board of Directors believes that Dr. Flier’s extensive medical and scientific experience and his leadership skills qualify him to serve on our Board of Directors.
Akshay Vaishnaw, M.D., Ph.D. has served as a director since May 2019. Since September 2023, Dr. Vaishnaw has served as Chief Innovation Officer at Alnylam Pharmaceuticals, Inc. From January 2022 to September 2023, Dr. Vaishnaw served as President of Alnylam and from March 2018 to January 2022, he served as President R&D. Dr. Vaishnaw has also served in various other roles of increasing responsibility at Alnylam since joining in 2006. Prior to 2006, Dr. Vaishnaw was Senior Director, Translational Medicine at Biogen Inc. Dr. Vaishnaw is a member of the Board of Directors for Editas Medicine Inc. He received his M.D. from the University of Wales College of Medicine, U.K., and his Ph.D. from the University of London, U.K., in molecular immunology. He is a Fellow of the Royal College of Physicians, U.K. Our Board of Directors believes that Dr. Vaishnaw’s extensive medical, drug development and business experience, combined with his leadership skills, qualify him to serve on our Board of Directors.
Vote Required and Board of Directors’ Recommendation
Under our bylaws, directors are elected by a plurality of the votes properly cast on the election of directors. This means that the three (3) director nominees receiving the highest number of affirmative votes will be elected as directors. You may vote for all the director nominees, “withhold” authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one or more of the director nominees. Withholding authority to vote your shares with respect to one or more director nominees will have no effect on the election of those nominees. Broker non-votes, if any, will have no effect on the election of the nominees.
The Board of Directors unanimously recommends voting “FOR” the election of Richard Brudnick, Jeffrey S. Flier, M.D., and Akshay Vaishnaw, M.D., Ph.D. as the Class III directors, each to serve for a three-year term ending at the Annual Meeting of stockholders to be held in 2027 or until their successors have been duly elected and qualified.
Directors Not Standing for Election or Re-Election
The following table and paragraphs identify our directors who are not standing for election or re-election at this year’s Annual Meeting, and sets forth their principal occupation and business experience during the last five years and their ages as of April 29, 2024.
Name	Positions and Offices Held with Scholar Rock	Director Since	Class and Year in Which Term Will Expire	Age
Srinivas Akkaraju, M.D., Ph.D.	Director	2022	Class I — 2025	56
Jay Backstrom, M.D., M.P.H.	Director	2022	Class I — 2025	70
Joshua Reed	Director	2021	Class I — 2025	51
David Hallal	Director	2017	Class II — 2026	57
Kristina Burow	Director	2014	Class II — 2026	50
Michael Gilman, Ph.D.	Director	2013	Class II — 2026	69
Katie Peng	Director	2024	Class II — 2026	54
Amir Nashat, Sc.D.(1)	Director	2012	Class III — 2024	51

(1)
Mr. Nashat will not stand for re-election when his current term expires at the Annual Meeting.

Class I Directors
Srinivas Akkaraju, M.D., Ph.D. has served as a director since July 2022. Dr. Akkaraju is a Founder and Managing General Partner at Samsara BioCapital. Previously, from April 2013 to February 2016, he served as a General Partner of Sofinnova Ventures. From January 2009 until April 2013, he served as Managing Director of New Leaf Venture Partners. He also previously served as a Managing Director at Panorama Capital, LLC, a private equity firm. Prior to co-founding Panorama Capital, he was with J.P. Morgan Partners, which he joined in 2001 and of which he became a Partner in 2005. From October 1998 to April 2001, he was in Business and Corporate Development at Genentech, Inc. (now a wholly owned member of The Roche Group), a biotechnology company, most recently as Senior Manager. Dr. Akkaraju is a member of the Board of Directors for Mineralys Therapeutics, vTv Thereapeutics, Inc., and Syros Pharmaceuticals. Dr. Akkaraju was a graduate student at Stanford University, where he received his M.D. and a Ph.D. in Immunology from Stanford University. He received his undergraduate degrees in Biochemistry and Computer Science from Rice University. Our Board of Directors believes that Dr. Akkaraju’s biotechnology investment experience qualifies him to serve on our Board of Directors.
Jay Backstrom, M.D., M.P.H. has served as a director and our President and Chief Executive Officer since September 2022. Prior to joining Scholar Rock, from December 2019 to December 2021, Dr. Backstrom served as Executive Vice President, Research and Development at Acceleron Pharma, which was acquired by Merck in 2021. Dr. Backstrom previously served as Chief Medical Officer of Celgene Corporation from April 2016 to December 2019, having served in other roles at Celgene from March 2008 to March 2016. From 2002 to 2008 Dr. Backstrom worked at Pharmion Corporation, serving first as the Head of North American Medical Affairs and Safety and later as Vice President, Global Medical and Safety. Prior to Pharmion, Dr. Backstrom also held roles at Quintiles Corporation, Hoechst Marion Roussel, Inc. and Marion Merrell Dow, Inc. Dr. Backstrom is a member of the Board of Directors for Lava Therapeutics N.V., and Be BioPharma, Inc. Dr. Backstrom earned his M.D. from Temple University School of Medicine, and holds an M.P.H. From St. Louis University School of Public Health. Our Board of Directors believes that Dr. Backstrom’s extensive scientific experience and his leadership skills qualify him to serve on our Board of Directors.
Joshua Reed has served as a director since March 2021. Mr. Reed is currently Chief Financial Officer of Omega Therapeutics, a role he has served in since May 2022. From July 2018 until May 2022, Mr. Reed served as Chief Financial Officer of Aldeyra Therapeutics, where he was responsible for finance, business development, investor relations, compliance, human resources, and information technology. Prior to joining Aldeyra, from June 2016 to July 2018, Mr. Reed served as Vice President and Head of Finance for Bristol- Myers Squibb’s (BMS) United States and Puerto Rico operations, a $12 billion business unit. Prior to that, Mr. Reed held roles of increasing responsibility at BMS, including positions in financial planning and analysis, supply chain finance, operations finance, and mergers and acquisitions. Prior to that, Mr. Reed was the Vice President, Strategic Business Development at JPMorgan Chase, and held investment banking positions at Credit Suisse First Boston, where he focused on mergers and acquisitions. Mr. Reed received a B.S. in Finance from Rutgers University and an M.B.A. with concentrations in Finance and Corporate Strategy from the University of Michigan’s Ross School of Business. Our Board of Directors believes that Mr. Reed’s years of pharmaceutical industry, financial operations, strategy, and investment banking experience qualifies him to serve on our Board of Directors.
Class II Directors
David Hallal has served as the Chairman of our Board of Directors since July 2017. He also serves as the Chairman of the Board of Directors of iTeos Therapeutics SA and as a member of the Board of Directors of Seer Biosciences, Inc. Since December 2017, Mr. Hallal has served as Chairman and Chief Executive Officer of ElevateBio, LLC. From September 2018 until May 2021, Mr. Hallal served as Chairman and Chief Executive Officer of AlloVir, Inc. and since May 2021, serves as its Executive Chairman. Prior to that, from June 2006 to December 2016, Mr. Hallal served in executive roles of increasing responsibility at Alexion Pharmaceuticals, Inc., most recently serving as Chief Executive Officer and a board member. Prior to his role as CEO, Mr. Hallal served Alexion as COO and a board member as well as Chief Commercial Officer and Head of Commercial Operations. Prior to Alexion from 2004 to 2006, Mr. Hallal served as Vice President of Sales for OSI Eyetech, Inc. From 2002 to 2004, Mr. Hallal served as Head of Sales at Biogen Inc. From 1992 to 2002, Mr. Hallal held various leadership roles at Amgen Inc. From 1988 to 1992, Mr. Hallal began his pharmaceutical career at The Upjohn Company as a sales representative. Mr. Hallal holds a B.A. in psychology from the University of New Hampshire. Our Board of Directors believes that Mr. Hallal’s experience as an executive at numerous pharmaceutical companies qualifies him to serve as our Chairman of the Board of Directors.
Kristina Burow has served as a director since August 2014. Ms. Burow is a Managing Director with ARCH Venture Partners and is focused on the creation and development of biotechnology, pharmaceutical and health tech companies. Since joining ARCH in 2002, Ms. Burow has risen from Associate to Managing Director and has played a significant role in the growth of ARCH’s life science portfolio, including multiple public companies exceeding billion dollar valuations. Ms. Burow is a board member of BEAM Therapeutics Inc., Orbital Therapeutics, Inc., Neumora Therapeutics, Inc., Metsara Therapeutics, Boundless Bio, Inc., Autobahn Therapeutics, Inc., ROME Therapeutics, Inc., Asteroid Therapeutics, Inc., Kisbee Therapeutics, Inc., Pretzel Therapeutics, Inc., Mirador Therapeutics, and TreeLine Biosciences, Inc. She previously was a co-founder and board member of Receptos, Inc. (acquired by Celgene) and was a Director of Vir Biotechnology, and Blackthorn Therapeutics, Inc. Ms. Burow has participated in and led investments in a number of other ARCH portfolio companies including Erasca, Inc., Dewpoint Therapeutics, Inc., Mindstrong Health, Aledade, Inc., Kura Oncology, Inc., KYTHERA Biopharmaceuticals Inc. (acquired by Allergan), and Ikaria, Inc. (acquired by Mallinckrodt Pharmaceuticals). Prior to joining ARCH, Ms. Burow was an Associate with the Novartis BioVenture Fund in San Diego. As an early employee at the Genomics Institute of the Novartis Research Foundation (GNF), she directed Chemistry Operations and was active in Business Development where she helped create numerous companies as spin-outs from GNF. Ms. Burow holds a M.B.A. from the University of Chicago, a M.A. in Chemistry from Columbia University and a B.S. in Chemistry from the University of California, Berkeley. Our Board of Directors believes that Ms. Burow’s extensive experience investing in biopharmaceutical and biotechnology companies and her experience on Boards of Directors in the medical industry qualifies her to serve on our Board of Directors.
Michael Gilman, Ph.D. has served as a director since November 2013. Mr. Gilman is currently Chief Executive Officer for Arrakis Therapeutics, Inc., a role he has served in since 2016. From October 2016 to April 2019, Mr. Gilman was Chief Executive Officer for Obsidian Therapeutics, Inc. Previously, from 2014 to 2016, Mr. Gilman was Founder and Chief Executive Officer of Padlock Therapeutics, Inc. Prior to Padlock, Mr. Gilman served as Senior Vice President, Early-Stage Pipeline, at Biogen Idec Inc. from 2012 to 2013. He joined Biogen Idec Inc. in 2012 following its acquisition of Stromedix, Inc., where he was Founder and Chief Executive Officer. Prior to founding Stromedix in 2006, from 1999 to 2005, Mr. Gilman served in a variety of capacities, most recently as Executive Vice President, Research at Biogen Idec. From 1994 to 1999, Mr. Gilman was at ARIAD Pharmaceuticals, Inc., where he was Executive Vice President and Chief Scientific Officer. From 1986 to 1994, Mr. Gilman was on the scientific staff of Cold Spring Harbor Laboratory in New York. Mr. Gilman is a member of the Board of Directors for Arrakis Therapeutics, Inc., and Novartis Venture Fund, and on the Scientific Advisory Board of FutuRx, an Israeli biotech accelerator. Mr. Gilman was a postdoctoral fellow with Dr. Robert Weinberg at the Whitehead Institute. He holds a Ph.D. in Biochemistry from University of California, Berkeley, and a S.B. in Life Sciences from Massachusetts Institute of Technology. Our Board of Directors believes that Mr. Gilman’s extensive experience in the pharmaceuticals industry qualifies him to serve on our Board of Directors.
Katie Peng has served as a director since February 2024. Ms. Peng is currently Chief Commercial Officer of Denali Therapeutics, a role she has served in since September 2021. From November 2019 to September 2021, Ms. Peng served as Senior Vice President, OMNI Business Unit Head of Genentech, Inc, where she was responsible for the neurology, ophthalmology, immunology, respiratory and rare disease portfolio and from April 2017 to October 2019 she served as Senior Vice President, IMPACT Business Unit Head. From March 2015 to March 2017, she served as General Manager for Roche Products Ltd., Taiwan and from March 2012 to March 2015 she served as General Manager for Roche Singapore Pte. Ltd., Singapore, leading commercial and medical teams in two countries. Ms. Peng is a member of the Board of Directors for Adicet Bio, Inc. Ms. Peng received a B.A. in Biology from the University of California, Berkeley and an M.B.A. with concentrations in Marketing and Finance from the Kelley School of Business, Indiana

University. Our Board of Directors believes that Ms. Peng’s experience as an executive at pharmaceutical companies launching commercial drugs globally qualifies her to serve on our Board of Directors.
Class III Directors
Amir Nashat, Sc.D. has served as a director since October 2012. Mr. Nashat will not stand for reelection as a Class III director at the Annual Meeting. Mr. Nashat is a managing partner at Polaris Partners, a venture capital firm, where he has worked since 2002. Mr. Nashat currently represents Polaris as a director of Agbiome, Inc., Brain Games Corporation, CAMP4 Therapeutics, Inc., Dewpoint Therapeutics, Inc., Metacrine, Inc., Morphic Holding, Inc., Paratus Sciences Corporations, Primmune Therapeutics, Inc., Pursuit Talent, Inc., Soufflé Therapeutics, Inc. and Satellite Biosciences, Inc, and Mr. Nashat is currently serving as Soufflé’s initial Chief Executive Officer. Outside of Polaris, he serves on the BIO Emerging Companies Section Governing Board, the nonprofit Institute for Protein Innovation Board, the Living Proof Advisory Board, the Partners Healthcare Innovation Fund Board, the Investment Advisory Committee for The Engine at MIT, and helped launch the MIT Sandbox Innovation Fund as its active president. Mr. Nashat received a M.S. and B.S. in materials science and mechanical engineering from the University of California, Berkeley, and a Sc.D. as a Hertz Fellow in Chemical Engineering at the Massachusetts Institute of Technology with a minor in Biology under Dr. Robert Langer. Our Board of Directors believes that Mr. Nashat’s biotechnology investment experience qualifies him to serve on our Board of Directors.
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.
Board Diversity Matrix as of March 31, 2024
Board Size:
Total Number of Directors	11
Gender:	Male	Female	Non-Binary	Did not Disclose Gender
Number of directors based on gender identity	9	2
Number of directors who identify in any of the categories below:
African American or Black	1
Alaskan Native or American Indian
Asian	3	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	5	1
Two or More Races or Ethnicities
LGBTQ+
Undisclosed
To see our Board Diversity Matrix as of April 24, 2023, please refer to our definitive proxy statement filed with the SEC on May 1, 2023.

Executive Officers
The following table identifies our executive officers and sets forth their current positions at Scholar Rock and their ages as of April 29, 2024.
Name	Position Held with Scholar Rock	Officer Since	Age
Jay Backstrom, M.D., M.P.H.	Chief Executive Officer & President	2022	70
Junlin Ho, J.D.	General Counsel & Corporate Secretary	2021	45
Jing Marantz, M.D., Ph.D.	Chief Medical Officer	2022	59
Edward H. Myles, M.B.A.	Chief Operating Officer and Chief Financial Officer	2020	52
Caryn Parlavecchio	Chief Human Resources Officer	2021	52
Mo Qatanani, Ph.D.	Chief Scientific Officer	2022	50
Tracey Sacco	Chief Commercial Officer	2023	47
Jay Backstrom, M.D., M.P.H. has served as a director and our President and Chief Executive Officer since September 2022. For a description of Dr. Backstrom’s relevant experience, please refer to Dr. Backstrom’s biography contained in the section above entitled “Proposal No. 1: Election of Class III Directors”.
Junlin Ho, J.D. has served as our General Counsel & Corporate Secretary since February 2021. Ms. Ho joined Scholar Rock in March 2018 as our VP, Head of Corporate Legal and served as our SVP, Head of Legal & Corporate Secretary from March 2020 to January 2021. Prior to Scholar Rock, Ms. Ho worked at Foundation Medicine from 2013 to 2018 in roles of increasing responsibility, most recently as Associate General Counsel. She also served as Associate General Counsel at Ziopharm Oncology in 2013. Prior to that, Ms. Ho was a corporate attorney in the life sciences practice of Ropes & Gray LLP. Ms. Ho received her B.S. from the Massachusetts Institute of Technology and J.D. from the University of Chicago Law School.
Jing Marantz, M.D., Ph.D.. has served as our Chief Medical Officer since November 2022. Prior to joining us from January 2022 to August 2022, Dr. Marantz served as Chief Business Officer for Krystal Biotech, Inc. From October 2020 to January 2022, she served as Senior Vice President of Medical Affairs of Acceleron Pharma Inc. acquired by Merck in 2021. From June 2018 to September 2020, she served as Senior Vice President of Medical Affairs at Alnylam Pharmaceuticals, and prior to that, from August 2016 to June 2018, she served as Vice President of Medical Affairs at Alexion Pharmaceuticals. She was a management consultant with Strategic Decisions Group and briefly affiliated with Massachusetts General Hospital following a post-doctoral fellowship at the Dana-Farber Cancer Institute. Dr. Marantz is a member of the Board of Directors for Arcturus Therapeutics, Inc. She received her medical training from Tongji Medical College, a Ph.D. in Biochemistry and Molecular Biology from Medical University of South Carolina, and an MBA from the University of California at Berkeley.
Edward H. Myles, M.B.A. has served as our Chief Operating Officer and Chief Financial Officer since January 2022 and prior to that, as our Chief Financial Officer and Head of Business Operations since July 2020. Mr. Myles served as a member of our board from November 2018 to July 2020. Prior to joining Scholar Rock, Mr. Myles served as Chief Operating Officer and Chief Financial Officer of AMAG Pharmaceuticals, Inc. (“AMAG”) from January 2020 to July 2020. He served as Executive Vice President and Chief Financial Officer of AMAG from April 2016 to January 2020. Prior to joining AMAG, from June 2013 to April 2016, he served as Chief Financial Officer and Chief Operating Officer at Ocata Therapeutics, Inc. (“Ocata”) until it was acquired by Astellas Pharma, Inc. Prior to Ocata, Mr. Myles was Chief Financial Officer and Vice President of Operations at PrimeraDx, Inc. from November 2008 to June 2013. Earlier in his career, Mr. Myles was an associate in the healthcare investment banking group at SG Cowen Securities Corporation, and was a senior associate in the audit practice of Coopers & Lybrand LLP from 1993 to 1997. Mr. Myles holds a Master of Business Administration from John M. Olin School of Business at Washington University and Bachelor of Science in Business Administration from the University of Hartford.
Caryn Parlavecchio has served as our Chief Human Resources Officer since August 2021. Prior to joining us, she most recently served as Vice President and Chief Human Resources Officer at Holy Name

Medical Center from August 2020 to July 2021. From 2001 to July 2020, she held various human resource leadership positions at Novartis Pharmaceuticals, including Vice President and Global HR Head, Oncology & Pharma Development, Vice President and Country HR Head, and Vice President, Human Resources Services, North America. She received a M.A. in Counseling Psychology and a B.A. in English, both from Seton Hall University.
Mo Qatanani, Ph.D. has served as our Chief Scientific Officer since January 2024. Dr. Qatanani joined Scholar Rock in September 2021 as our Senior Vice President, Head of Discovery Biology and served as our Senior Vice President, Head of Research from September 2022 to January 2024. Prior to joining us, he was Vice President, and Head of Research at Dyne Therapeutics, Inc. from February 2018 to September 2021. Prior to Dyne, from 2009 to 2014, he held research positions of increasing responsibility at Alexion Pharmaceuticals (2015 to 2018), Synageva BioPharma (2014 to 2015), and Merck (2009 to 2014). He holds a Ph.D. in molecular and human genetics from Baylor College of Medicine and completed a post-doctoral fellowship at the University of Pennsylvania School of Medicine. He has a B.Sc. and a M.Sc. in Biology from the American University of Beirut.
Tracey Sacco has served as our Chief Commercial Officer since February 2023. Prior to joining us, she worked at The Nemetz Group, where she served as a consultant from September 2021 to January 2023. From June 2012 to August 2021, she held positions of increasing responsibility at Acceleron Pharma Inc. (acquired by Merck), most recently serving as Senior Vice President, Global Strategic Marketing. Prior to Acceleron from 2005 to 2012, she held roles in commercial strategy and business development at Sanofi (formerly Genzyme), Oscient Pharmaceuticals, and Pfizer. She holds an M.B.A. from NYU Stern School of Business and a B.A. in Economics and Sociology from Boston College.
The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she is to be selected as an executive officer.
There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
AS SCHOLAR ROCK’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024
Scholar Rock’s stockholders are being asked to ratify the appointment by the audit committee of the Board of Directors of Ernst & Young LLP as Scholar Rock’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Ernst & Young LLP has served as our independent registered accounting firm since 2015.
Stockholder approval is not required to appoint Ernst & Young LLP as Scholar Rock’s independent registered public accounting firm. However, the Board of Directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. Even if the selection of Ernst & Young LLP is ratified, the audit committee may, at its discretion, direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Scholar Rock and its stockholders.
A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
Scholar Rock incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2023 and 2022 (in thousands).
	2023	2022
Audit fees(1)	$827	$873
Audit-related fees(2)	—	—
Tax fees(3)	41	63
All other fees	—	—
Total fees	$868	$936

(1)
Audit fees in 2023 and 2022 consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services in connection with our follow-on public offerings, including registration statements, comfort letters and consents.

(2)
Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our consolidated financial statements.

(3)
Tax fees consist of fees for tax advisory and tax compliance services.

Audit Committee Pre-approval Policy and Procedures
Our audit committee has adopted a policy relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm, which policy became effective as of May 23, 2018. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below. From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
Prior to the adoption of this policy, our Board of Directors pre-approved all audit and non-audit services to be performed by our independent registered public accounting firm.

During 2023 and 2022, no services were provided to us by Ernst & Young LLP other than in accordance with the policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
A majority of the votes properly cast FOR this proposal is required to ratify the appointment of our independent public accountant. Shares that are voted “abstain” and broker non-votes, if any, will have no effect on the outcome of this proposal. However, we expect there will be no broker non-votes on this proposal because brokers have discretionary voting authority with respect to this proposal.
The Board of Directors unanimously recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Scholar Rock’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

PROPOSAL NO. 3 — AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000
Proposal
As of the record date, we had a total of 150,000,000 authorized shares of common stock, [•] issued and outstanding shares of common stock, [•] outstanding shares of common stock, on a fully diluted basis, taking into account shares issuable upon exercise of outstanding options, warrants, pre-funded warrants and vesting of restricted stock units, and [•] shares available under the Company’s available equity incentive plans.
The ability to issue equity is fundamental to our growth strategy:
•
In order to implement our growth strategy, we may need to raise additional financing through the issuance of equity securities.

•
The availability of equity incentive compensation is necessary for the Company to attract, retain and motivate the most high-performing executives and key employees who ultimately drive Company performance.

Our Board adopted a resolution seeking authorization of our stockholders to amend our Charter to increase our number of authorized shares of Common Stock from 150,000,000 to 300,000,000 shares (the “Increase”).
It is proposed that the first paragraph of Article IV of the Company’s Charter be amended to read in its entirety as follows:
“The total number of shares of capital stock which the Corporation shall have authority to issue is 310,000,000 Million (310,000,000), of which (i) Three Hundred Million (300,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).
To effect the Increase as proposed, we will file an amendment to our Charter, with the Secretary of State of Delaware, substantially in the form as set forth above, providing that our authorized common stock will be 300,000,000 shares. The general description of the amendment set forth herein is a summary only and the full text of the proposed amendment to our Charter is attached as Annex A to this Proxy Statement.
A total of [•] of the authorized shares would be reserved for issuance under the 2018 Stock Option and Incentive Plan, our 2022 Inducement Equity Plan (the “Inducement Plan”), our 2018 Employee Stock Purchase Plan (the “2018 ESPP”), and our outstanding warrants and pre-funded warrants. The remainder will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including common stock-based financings, acquisition or strategic joint venture transactions involving the issuance of common stock, and for other general purposes that the Board may deem advisable. We are seeking approval for the amendment at this time because we may evaluate business opportunities that may require prompt action, and the Board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of stockholders could deprive us of the ability to take advantage of potential opportunities. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital and may lose important business opportunities, which could adversely affect our financial performance and growth.
The Board does not intend to issue any common stock except on terms that the Board deems to be in the best interests of the Company and its then existing stockholders.
If the stockholders do not approve this Proposal, then the Company will not have needed additional shares available.
Certain Disadvantages of the Increase
If the authorized number of shares of common stock increases from 150,000,000 to 300,000,000 shares as proposed by this Proposal Three, the Company will be able to issue more shares of common stock which could result in additional dilution to current stockholders and which could have a negative effect on the market price of our common stock.
Principal Effects of the Increase
The Increase will affect all of our holders of common stock uniformly and will not affect any stockholder’s percentage ownership interests in our Company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.
Anti-Takeover Effects
Release No. 34-15230 of the staff of the Securities Exchange Commission requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although not a factor in the decision by our Board to effect the increase of our authorized shares of common stock, one of the effects of having increased additional shares of our authorized common stock available for issuance may be to enable the Board to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. Unless prohibited by the regulations of applicable law or other agreements or restrictions, a sale of shares of common stock by us or other transactions in which the number of our outstanding shares of common stock would be increased could dilute the interest of a party attempting to obtain control of us. The increase in available authorized common stock may make it more difficult for, prevent or deter a third-party from acquiring control of the Company or changing our Board and management, as well as inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.
The Increase is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of the Company. While it is possible that our management could use the Increase to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of stockholders, we do not intend to construct or enable any anti-takeover defense or mechanism on its behalf. We have no current intent or plans to employ the Increase as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.
In addition to the Increase, provisions of our governing documents and applicable provisions of Delaware law may also have anti-takeover effects, making it more difficult for, or preventing a third-party from acquiring control of the Company or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in the Company’s control or in our management.
Our certificate of incorporation and bylaws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the Company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the Company by replacing our Board.
Potential Consequences if Stockholder Approval is Obtained
The potential future issuances and sales of shares of our common stock would likely have a dilutive effect on a stockholder’s percentage voting power and, consequently, could lead to a decrease in the market price of our common stock.
Our board of directors has not proposed the increase in amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of the majority of the outstanding shares of our common stock entitled to vote thereon, voting together as a single class, is required to amend our Charter to effect an increase in authorized common stock from 150,000,000 to 300,000,000 shares. Abstentions and broker non-votes, if any, will have the effect of votes against Proposal Three. However, we expect there will be no broker non-votes on this proposal because brokers have discretionary voting authority with respect to this proposal.
A majority of the members of the Board voted to seek the approval of our stockholders to amend the Charter to increase the number of our authorized shares of Common Stock from 150,000,000 to 300,000,000.
The Board of Directors unanimously recommends that you vote “FOR” Proposal No. 3 to approve the amendment to our charter to increase the authorized stock from 150,000,000 to 300,000,000 shares.

PROPOSAL NO. 4 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Background
The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law, or the DGCL. Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.
The board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the board of directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of the Company’s officers that would be impacted, and the benefits the board of directors believes would accrue to the Company by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.
The board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of the Company and our stockholders to amend our Amended and Restated Certificate of Incorporation, or the certificate of incorporation, to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our certificate of incorporation as the “Charter Amendment” in this proxy statement.
Text of Proposed Charter Amendment
Our certificate of incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure the Company is able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to amend our certificate of incorporation to add Article X, which would state in its entirety as follows:
“Officer Limitation of Liability
1.
Officers.   To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

2.
Amendment or Modification.   Any amendment, repeal or modification of this Article X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

The proposed Certificate of Amendment to the Amended and Restated Certificate of Incorporation, or the Certificate of Amendment, reflecting the foregoing Charter Amendment is attached as Annex B to this proxy statement.
Reasons for the Proposed Charter Amendment
The board of directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.
For the reasons stated above, on April 9, 2024, the board of directors determined that the proposed Charter Amendment is advisable and in the best interest of the Company and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. The board of directors believes the proposed Charter Amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability.
Additionally, it would align the protections for our officers with those protections currently afforded to our directors.
The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.
Timing and Effect of the Charter Amendment
If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the proposed addition of Article X, the remainder of our certificate of incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, our certificate of incorporation will remain unchanged. In accordance with the DGCL, the board of directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.
Vote Required and Board of Directors’ Recommendation
The approval of the proposed Charter Amendment requires the affirmative vote of the majority of the outstanding shares of common stock entitled to vote thereon, voting together as a single class. Abstentions and broker non-votes, if any, will have the effect of a vote against the proposed Charter Amendment.

The Board of Directors unanimously recommends voting “FOR” Proposal No. 4 to approve an amendment to our Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted by recent amendments to Delaware law.

PROPOSAL NO. 5 — NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In prior years, we were an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, as amended; therefore, we were not required to hold a non-binding advisory vote on the compensation of our named executive officers, commonly known as a “Say-on-Pay” vote. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. Although this is a non-binding advisory vote, because we value the opinion of our stockholders, our board of directors and our compensation committee will consider the outcome of the “Say-on-Pay” vote described in this Proposal No. 5 and the related “Say-on-Frequency” vote described in Proposal 6 of this proxy statement at the Annual Meeting, as well as feedback received throughout the year, when making compensation determinations for our executive officers in the future.
This vote is not intended to address any specific item of compensation, but rather the overall compensation our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed under the “Executive Compensation” section, the 2023 Summary Compensation Table, and the related narrative disclosure that accompanies the compensation tables contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are strongly aligned with our stockholders’ interests and are consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. Accordingly, we are asking our stockholders to vote for the following resolution:
RESOLVED, that the Company’s stockholders hereby approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2024 Annual Meeting of Stockholders, the “Executive Compensation”, the 2023 Summary Compensation Table and narrative discussion that accompanies the compensation tables.
This vote is advisory, and therefore not binding on us, the board of directors, or our compensation committee. However, our board of directors and compensation committee value your opinion and intend to consider the outcome of the vote when making compensation decisions in the future.
Vote Required and Board of Directors’ Recommendation
A majority of the votes properly cast FOR this proposal is required to approve, on an advisory basis, the compensation of our named executive officers. Shares that are voted “abstain” and broker non-votes, if any, will have no effect on the outcome of this proposal.
The Board of Directors unanimously recommends voting “FOR” Proposal No. 5 to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

PROPOSAL NO. 6 — NON-BINDING, ADVISORY VOTE ON THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Act and Section 14A of the Exchange Act also provide that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should hold future Say-on-Pay votes. This is commonly known as a “Say-on-Frequency” proposal. We are asking our stockholders whether our future Say-on-Pay votes should occur every one, two, or three years. Stockholders may also abstain from voting.
The vote on this proposal is advisory; therefore, it is not binding on the Company, our board of directors or our compensation committee. We may determine in the future that it is in the best interests of the Company and our stockholders to hold Say-on-Pay votes more or less frequently than the frequency indicated by stockholders in voting on this proposal or as currently recommended by our board of directors. However, we plan to consider the results of the vote on this proposal in determining the frequency of our Say-on-Pay votes because we value the opinions of our stockholders.
Currently, we believe that it is in the best interests of the Company and our stockholders to hold a Say-on-Pay vote every year, and this is the frequency recommended by our board of directors. We believe this frequency will enable our stockholders to vote, on a non-binding, advisory basis, on our most recent executive compensation practices and decisions as presented in our annual proxy statements, which will lead to greater transparency and more meaningful and timely communication between the Company and our stockholders regarding the compensation of our named executive officers. Accordingly, we ask our stockholders to indicate their preferred voting frequency by voting for every “one year,” “two years,” or “three years” (or abstaining from voting) in response to the following resolution at the Annual Meeting:
RESOLVED, that the alternative of every one year, two years, or three years that receives the highest number of votes cast by stockholders in person or by proxy at this meeting will be deemed the preferred frequency with which the Company is to hold an advisory vote on the compensation of the Company’s named executive officers.
Vote Required and Board of Directors’ Recommendation
Stockholders will not be voting to approve or disapprove of the recommendation of our board of directors. The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal (holding the vote every one, two, or three years, or abstaining). The option that receives the highest number of votes properly cast will be deemed to be the frequency preferred by our stockholders. Shares that are voted “abstain” and broker non-votes, if any, will have no effect on the outcome of this proposal.
The Board of Directors unanimously recommends a vote, on a non-binding, advisory basis, for “ONE YEAR” as the preferred frequency for the advisory vote on the compensation of our named executed officers.

CORPORATE GOVERNANCE
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our Board of Directors, and recommending such persons to be nominated for election as directors.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members for recommendations, use of external search firms to assist with identification of director candidates, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, members of the committee and our Board of Directors. The minimum qualifications, qualities and skills that a committee-recommended nominee must satisfy for a position on our Board of Directors are set forth in our corporate governance guidelines, including experience at a strategic or policymaking level, accomplishments in his or her field, being well regarded in the community, having integrity, having sufficient time and availability to devote to the affairs of Scholar Rock, and to the extent such nominee serves or has previously served on other boards, contributions to such boards.
While we have no formal policy regarding board diversity, our nominating and corporate governance committee considers various forms of diversity when evaluating potential candidates, including diversity of backgrounds and personal and professional experiences. Our priority in selection of board members is identification of members with an established record of professional accomplishment, knowledge of our business and understanding of the competitive landscape, and their skills and independence as board members.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142, Attention: Legal. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our Board of Directors determines to nominate a stockholder- recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.
Director Independence
Applicable Nasdaq Stock Market LLC, or Nasdaq, rules require a majority of a listed company’s Board of Directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s Board of Directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Our Board of Directors has determined that all members of the Board of Directors, except Jay Backstrom, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board of Directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Dr. Backstrom is not an independent director under these rules because he is our president and chief executive officer.
Board Committees
Our Board of Directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a science, innovation, and technology committee. Each of these committees operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee, and science, innovation and technology committee is posted on the corporate governance section of our website, https://investors.scholarrock.com/investors-media/corporate-governance.
Audit Committee
Richard Brudnick, Joshua Reed, and Amir Nashat serve on the audit committee, which is chaired by Mr. Reed. Mr. Nashat will not stand for re-election as a director when his current term expires at the Annual Meeting. As a result, Mr. Nashat’s service as a member of the audit committee will end on the date of the Annual Meeting. Ms. Kate Peng will join the audit committee as of the Annual Meeting. Our Board of Directors has determined that each member of our current audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our Board of Directors has designated Mr. Reed as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2023, the audit committee met four times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:
•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•
recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions;

•
reviewing quarterly earnings releases;

•
reviewing our enterprise risk management framework and major risk exposures, including our cybersecurity risks; and

•
developing and recommending to the Board of Directors a code of business conduct and ethics.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Compensation Committee
Kristina Burow, Michael Gilman, and David Hallal serve on the compensation committee, which is chaired by Ms. Burow. Our Board of Directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the compensation committee met five times. The compensation committee’s responsibilities include:
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annually reviewing and recommending to the Board of Directors corporate goals and objectives relevant to the compensation of our chief executive officer and other executives and employees;

•
evaluating the performance of our chief executive officer in light of the achievement of such corporate goals and objectives and recommending to the Board of Directors the compensation of our chief executive officer;

•
reviewing and approving the compensation of our other executive officers and employees at the level of senior vice president and above;

•
reviewing and establishing our overall management compensation, philosophy, and policy;

•
overseeing and administering our compensation and similar plans;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•
retaining and approving the compensation of any compensation advisors;

•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters;

•
reviewing our policies and procedures for the grant of equity-based awards;

•
evaluating and making recommendations to the Board of Directors about director compensation;

•
preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement;

•
in consultation with the Board of Directors, establishing criteria for, soliciting a firm for, and conducting the search process, for the hiring of our chief executive officer; and

•
reviewing and discussing with the Board of Directors corporate succession plans for our chief executive officer and our other executive officers.

Nominating and Corporate Governance Committee
Jeffrey Flier, David Hallal, and Akshay Vaishnaw serve on the nominating and corporate governance committee, which is chaired by Mr. Hallal. Our Board of Directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2023, the nominating and corporate governance committee met three times. The nominating and corporate governance committee’s responsibilities include:
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developing and recommending to the Board of Directors criteria for board and committee membership;

•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•
reviewing the size and composition of the Board of Directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of the Board of Directors;

•
recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;

•
overseeing the evaluation of our Board of Directors, and

•
developing and recommending to the Board of Directors a set of corporate governance guidelines.

The nominating and corporate governance committee considers candidates for Board of Director membership suggested by its members, other members of the Board of Directors, and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees.   Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board of Directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.
Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Science, Innovation and Technology Committee
Srinivas Akkaraju, Jeffrey Flier, Michael Gilman, and Akshay Vaishnaw serve on the science, innovation, and technology committee, which is chaired by Dr. Flier. During the fiscal year ended December 31, 2023, the science, innovation, and technology committee met four times. The science, innovation and technology committee’s responsibilities include:
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providing a general oversight function regarding our research and development activities;

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providing recommendations to our Board of Directors and us regarding our long-term strategic goals and objectives related to our research and development programs;

•
providing recommendations regarding key discovery and development strategies to align with our business needs; and

•
providing feedback to the Board of Directors and to our research and development functions.

Board and Committee Meetings Attendance
The full Board of Directors met eight times during 2023. During 2023, each member of the Board of Directors attended in person or participated by teleconference in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
Our directors are expected to participate in the virtual Annual Meeting unless they have a conflict that cannot be resolved. Present at the Annual Meeting of Stockholders in 2023 were all of our then ten directors.
Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales, derivative transactions, or any hedging transactions with respect to our stock by our executive officers, directors, employees and certain designated consultants and contractors, whether made directly or indirectly. Our insider trading policy expressly prohibits, without the advance approval of our audit committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.scholarrock.com/investors-media/corporate-governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
Currently, the role of chairman of the board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the Board of Directors in its fundamental role of providing advice to, and independent oversight, of management. Our Board of Directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the Board of Directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our Board of Directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.
Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through the audit committee, has responsibility for the oversight of enterprise risk management, including cybersecurity risk.
The role of the Board of Directors in overseeing the management of our enterprise risk is conducted primarily through the audit committee of the Board of Directors, as disclosed in the description of the audit committee above and in the charter of the audit committee. The audit committee discusses with management our enterprise risk exposures, their potential impact on us, and the steps we take to manage them. The chairman of the audit committee reports on the discussion to the full Board of Directors during the committee reports portion of the next board meeting. This enables the Board of Directors and its audit committee to coordinate the enterprise risk oversight role, particularly with respect to risk interrelationships.
Communication with the Directors of Scholar Rock
Any interested party with concerns about our company may report such concerns to the Board of Directors or any member of the Board of Directors, by submitting a written communication to the attention of such director at the following address:
c/o Scholar Rock Holding Corporation
301 Binney Street, 3rd Floor
Cambridge, MA 02142
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to Scholar Rock’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Scholar Rock’s legal counsel, with independent advisors, with non-management directors, or with Scholar Rock’s management, or may take other action or no action as the director determines in good faith is necessary, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Scholar Rock regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Scholar Rock has also established a toll-free telephone number for the reporting of such activity, which is 1-866-352-1896.

DIRECTOR COMPENSATION
The table below shows all compensation paid to our non-employee directors during 2023.
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
David Hallal	171,000	245,704	416,704
Srinivas Akkaraju, M.D., Ph.D.	45,522(4)	245,704	291,226
Richard Brudnick	36,813	331,151(5)	367,964
Kristina Burow	54,637	245,704	300,341
Jeffrey S. Flier, M.D.	60,000	245,704	305,704
Michael Gilman, Ph.D.	53,500	245,704	299,204
Amir Nashat, Sc.D.	50,000(6)	245,704	295,704
Joshua Reed	60,000	245,704	305,704
Akshay Vaishnaw, M.D., Ph.D.	52,500	245,704	298,204

(1)
Amounts reported represent cash retainer payments made pursuant to our Non-Employee Director Compensation Policy for services performed during the period from January 1, 2023 through December 31, 2023.

(2)
Amounts reported reflect the aggregate grant date fair value of option awards granted during 2023 calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation — Stock Compensation. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Note 10 to our financial statements for the year ended December 31, 2023. These amounts do not correspond to the actual value that may be recognized by the named director upon vesting or exercise of such awards.

(3)
As of December 31, 2023, each director held options to purchase shares of the Company’s common stock as follows:

Name	Number of Shares Underlying Options
David Hallal	247,198
Srinivas Akkaraju, M.D., Ph.D.	92,000
Richard Brudnick	56,000
Kristina Burow	115,274
Jeffrey S. Flier, M.D.	120,089
Michael Gilman, Ph.D.	130,588
Amir Nashat, Sc.D.	115,274
Joshua Reed	79,600
Akshay Vaishnaw, M.D., Ph.D.	120,429

(4)
Dr. Akkaraju earned cash compensation under our Non-Employee Director Compensation Policy, which was paid directly to Dr. Akkaraju’s employer.

(5)
Mr. Brudnick received an option to purchase 56,000 shares in April 2023, in accordance with the terms of the Non-Employee Director Compensation Policy. The grant date fair value of the award reflects the share price on the date of grant.

(6)
Mr. Nashat earned cash compensation under our Non-Employee Director Compensation Policy, which was paid directly to Mr. Nashat’s employer.

Under our Non-Employee Director Compensation Policy, as amended from time to time, we pay our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee of the Board of Directors on which the director serves as a member. In addition, each non-employee director elected or appointed to our Board of Directors is granted an equity award following such director’s election or appointment to the Board of Directors and at each of our annual shareholder meetings (other than a director who was appointed or elected to our Board of Directors within three months prior to such annual meeting), subject to certain vesting conditions, provided the director continues to serve on our Board of Directors on the applicable vesting date. Our Non-Employee Director Compensation Policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. Non-employee director compensation under this policy is reviewed by our compensation committee on a regular basis and the compensation committee engages a compensation consultant to assist the compensation committee in its review. Any changes to non-employee director compensation are reviewed and approved by our Board of Directors.
Cash retainer fees to directors are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our Board of Directors or a particular committee. As of December 31, 2023, the fees paid to non-employee directors for service on the Board of Directors and for service on each committee of the Board of Directors on which the director is a member are as follows:
2023 Annual Retainer
Board of Directors:
Nonemployee member	$40,000
Additional fee for Non-Executive Chair of the Board	$115,000
Audit Committee:
Member	$10,000
Additional fee for Chair	$10,000
Compensation Committee:
Member	$6,000
Additional fee for Chair	$6,000
Nominating and Corporate Governance Committee:
Member	$5,000
Additional fee for Chair	$5,000
Science, Innovation and Technology Committee:
Member	$7,500
Additional fee for Chair	$7,500
On April 9, 2024, our Non-Employee Director Compensation Policy was revised to increase the Board Member retainer from $40,000 to $45,000, to increase Compensation Committee Member retainer from $6,000 to $7,500, and to increase the Compensation Committee Chair additional cash retainer from $6,000 to $7,500.
In addition, each non-employee director elected or appointed to our Board of Directors is granted a one-time equity award (the “Initial Equity Grant”) upon such director’s election or appointment to the Board of Directors, which vests monthly over three years, subject to continued service through such vesting dates. On June 21, 2023, our Non-Employee Director Compensation Policy was revised to increase the Initial Equity Grant with respect to newly-appointed directors from an option to purchase 56,000 shares of our common stock to an option to purchase 72,000 shares of our common stock. On April 9, 2024, our Non-Employee Director Compensation Policy was further revised to adjust the equity mix from 100% stock options to a mix of stock options and restricted stock units. Under the revised policy, newly elected directors receive an option to purchase 36,000 shares of common stock and 27,000 restricted stock units, provided that the total value of the Initial Equity Grant does not exceed $800,000 in the aggregate at the time of grant.

On the date of each annual meeting of stockholders of our company, each non-employee director (other than a director who was appointed or elected to the Board of Directors within three months prior to such annual meeting) is granted an equity award (the “Annual Equity Grant”), which vests in full on the earlier to occur of the first anniversary of the date of grant or the next scheduled annual meeting, subject to continued service as a director through such vesting date. On June 21, 2023, our Non-Employee Director Compensation Policy was revised to increase the Annual Equity Grant from an option to purchase 28,000 shares of common stock to an option to purchase 36,000 shares of common stock. On April 9, 2024 our Non-Employee Director Compensation Policy was further revised to modify the equity mix from 100% stock options to a mix of stock options and restricted stock units. Under the revised policy, the Annual Equity Grant is comprised of an option to purchase 18,000 shares of common stock and 13,500 restricted stock units, provided that the total value of this Annual Equity Grant does not exceed $400,000 in the aggregate at the time of grant.
We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our Board of Director and committee meetings.

EXECUTIVE COMPENSATION
Our named executive officers (NEOs) for the year ended December 31, 2023 are the following individuals:
•
Jay Backstrom, our President and Chief Executive Officer;

•
Edward H. Myles, our Chief Operating Officer and Chief Financial Officer; and

•
Tracey Sacco, our Chief Commercial Officer.

Summary Compensation Table for Fiscal 2023
The following table presents the compensation awarded to, earned by or paid to (i) each individual who served as our principal executive officer (PEO) during the fiscal year ended December 31, 2023 and (ii) the two most highly-compensated executive officers (other than the principal executive officer) who were serving as executive officers on December 31, 2023. The following table also presents information regarding the compensation awarded to, earned by, and paid to each such individual during the fiscal year ended December 31, 2023, to the extent he or she was a named executive officer for such year.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Award ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jay Backstrom, M.D., M.P.H. President, and Chief Executive Officer	2023	623,538		1,500,000	1,540,180	430,560	17,575(4)	4,111,853
	2022	159,231(5)		—	6,809,500	100,603	6,925	7,076,259
Edward H. Myles, Chief Operating Officer and Chief Financial Officer	2023	486,615		637,500	654,577	219,637	14,534(4)	2,012,863
	2022	466,577		1,402,885	1,038,517	188,201	13,707	3,109,887
Tracey Sacco, Chief Commercial Officer	2023	367,115(6)	25,000(7)	—	1,732,703	143,192	13,548(4)	2,306,558

(1)
Except as set forth below, the amounts reported reflect the aggregate grant date fair value of stock or option awards granted during the year calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation — Stock Compensation. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service vesting conditions. For information regarding assumptions underlying the valuation of this stock award, see Note 10 to our financial statements for the year ended December 31, 2023.

(2)
Amounts reflect the actual cash incentive bonuses received by our named executive officers for performance of services in 2023 and 2022, as indicated, and were paid in the subsequent year. Bonuses were based upon achievement of corporate performance goals as determined by the Board of Directors.

(3)
Amounts consist of group term life insurance and long-term disability, HSA contributions, parking benefits and bonuses to recognize birthdays and similar events.

(4)
Includes $9,900 in matching 401(k) plan contributions.

(5)
Dr. Backstrom commenced employment with Scholar Rock on September 20, 2022 and assumed the CEO role on October 20, 2022. His annual base salary in 2022 was $600,000. The amount in the table above reflects $159,231 associated with the amount of annual base salary paid to him for his services during the period September 20, 2022 through December 31, 2022.

(6)
Ms. Sacco commenced employment with Scholar Rock on February 6, 2023. Her annual base salary in 2023 was $415,000. The amount in the table above reflects $367,115 associated with the amount of annual base salary paid to her for her services during the period February 6, 2023 through December 31, 2023.

(7)
Reflects the signing bonus paid to Ms. Sacco upon commencement of employment.

Narrative Disclosure to 2023 Summary Compensation Table
Our executive compensation program consists of a combination of base salary, non-equity incentive compensation and long-term equity incentives. We have designed our compensation program to reflect competitive levels of compensation for comparable positions in the market including among our peer companies, the historical compensation levels, individual performance, and the achievement of our corporate objectives.
Our compensation committee is primarily responsible for determining the compensation for all of our employees at or above the level of senior vice president (“Executives”). Our compensation committee reviews compensation, including base salary, non-equity incentive compensation, long-term equity incentives, severance benefits and other forms of compensation and benefits, for all Executives. The compensation committee reviews and approves the compensation for each Executive other than the chief executive officer and recommends the compensation for the chief executive officer to our Board of Directors for approval.
The compensation committee engaged Pay Governance as a compensation consultant to assist the compensation committee in designing our executive compensation program and in making compensation decisions for our Executives for the year ended December 31, 2023. Pay Governance reported directly to our compensation committee. Our compensation committee has assessed the independence of Pay Governance consistent with Nasdaq listing standards and has concluded that their engagement does not raise any conflict of interest.
Role of Market Data
For purposes of comparing our executive compensation against the competitive market, the compensation committee reviews and considers the compensation levels and practices of a group of peer companies. This compensation peer group consists of public biotechnology companies that are similar to us in terms of market capitalization, stage of development and number of employees. The compensation committee reviews our compensation peer group annually and makes adjustments to our peer group if necessary, taking into account changes in both our business and our peer companies’ businesses.
To determine the composition of the peer group for 2023, the compensation committee considered the following criteria:
•
publicly-traded biotechnology and pharmaceutical industry companies headquartered in the United States;

•
a mix of companies with Phase II or Phase III clinical-stage development programs or commercial stage programs; and

•
companies with a range of market capitalizations as of October 31, 2023 of up to $3 billion.

This analysis led to the selection of the following peer group, which was used to provide information on competitive levels of compensation for comparable positions in the market for 2023 to assist the compensation committee in its review of compensation of our Executives in 2023.
2023 Compensation Peer Group
Alector, Inc.	Crinetics Pharmaceuticals, Inc.	Replimune Group, Inc.
AnaptysBios, Inc.	Deciphera Pharmaceuticals, Inc.	Rocket Pharmaceuticals, Inc.
Arcus Biosciences, Inc.	Day One Pharmaceuticals, Inc.	Rhythm Pharmaceuticals, Inc.
Arrowhead Pharmaceuticals, Inc.	Denali Therapeutics, Inc.	Springworks Therapeutics, Inc.
Aura Biosciences, Inc.	Dyne Therapeutics. Inc.	Syndax Pharmaceuticals Inc.
Axsome Therapeutics, Inc.	iTeos Therapeutics S.A.	Viridian Therapeutics, Inc.
Biohaven Ltd.	Pliant Therapeutics, Inc.	Y-mAbs Therapeutics, Inc.
Base Salary
Each Executive’s base salary is a fixed component of annual compensation for performing specific duties and functions and has been established or recommended by our compensation committee taking into account each individual’s role, responsibilities, skills, and experience. Executive base salaries are reviewed annually and any adjustments are made based on the achievement of corporate objectives, the individual’s contributions to the Company during the previous year, and an analysis of compensation paid to individuals in similar positions at other companies, including companies classified as our peer companies.
In February 2023, the compensation committee reviewed and approved the base salaries of our Executives (other than our chief executive officer) and the Board of Directors reviewed the base salary of our chief executive officer, based upon the recommendation of the compensation committee. In making determinations regarding base salaries, the Board of Directors and compensation committee reviewed market data provided by Pay Governance, the current compensation levels of our named executive officers, and the Company’s 2022 performance. The 2023 annual base salaries below were effective as of January 1, 2023. The table below reflects the annual base salaries in effect in 2022 and 2023:
Named Executive Officer	2022 Base Salary ($)	2023 Base Salary ($)	Percentage Increase
Jay Backstrom	600,000	624,000	4.0%
Edward H. Myles	467,000	487,000	4.2%
Tracey Sacco(1)	N/A	415,000	N/A

(1)
Ms. Sacco commenced employment with us in 2023.

Non-Equity Incentive Compensation
We provide non-equity incentive compensation to our Executives through our annual bonus program. Our annual bonus program is intended to reward our executive officers for achieving corporate performance goals for a fiscal year. The target annual bonus for each of our Executives for the 2023 was equal to the pro rata percentage of the Executive’s respective annual base salary specified below:
Named Executive Officer	2023 Target Bonus (% of Base Salary)
Jay Backstrom	60%
Edward H. Myles	40%
Tracey Sacco	40%
The actual cash incentive bonus determined or recommended by the compensation committee for our chief executive officer is based 100% on the achievement of our corporate goals as determined by our Board of Directors, and for our other named executive officers is 85% based on the achievement of our corporate goals and 15% on individual performance. The amounts earned under our annual performance-based cash bonus plan with respect to 2023 are reported under the “Non-Equity Incentive Compensation” column in the 2023 Summary Compensation Table above.
Long-Term Equity Incentives
We believe that equity grants align the interests of our Executives with those of our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our Executives to remain in our employment during the vesting period.
In February 2023, our compensation committee approved the utilization of stock options and restricted stock units and granted a stock option award and restricted stock unit award, in each case subject to time-based vesting, to each of our named executive officers. The amounts granted were based in part on individual performance and the achievement of our corporate goals for fiscal year 2022 as well as reviewing data on equity awards granted to individuals in similar positions at other companies. The compensation committee believes that this deliberate mix of equity ensures that a substantial component of compensation for our named executive officers remains tied to stock price performance through stock options, while promoting retention through restricted stock units. The compensation committee will continue to evaluate its long-term incentive strategy and may adjust the mix of award types or approve different award types as part of the Company’s overall compensation strategy, including performance equity.
Outstanding Equity Awards at 2023 Fiscal Year End Table
The following table presents information regarding all outstanding equity awards held by each of our named executive officers on December 31, 2023.
		Option Awards				Stock Awards
Name and Principal Position(9)	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price	Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares that Have not Vested ($)(1)
Jay Backstrom, M.D., M.P.H. President, and Chief Executive Officer	09/20/2022(2)	312,500	687,500	$8.85	09/20/2032
	02/13/2023(3)	37,500	162,500	$10.00	02/13/2033
	02/13/2023(4)					150,000	$2,820,000
Edward H. Myles Chief Operating Officer and Chief Financial Officer	07/16/2020(5)	140,625	46,875	$13.83	07/16/2030
	02/01/2021(6)	55,343	25,157	$58.93	02/01/2031
	02/01/2021(7)					12,075	$227,010
	02/14/2022(8)	25,156	32,344	$18.08	02/14/2032
	02/14/2022(9)					43,125	$810,750
	06/16/2022(10)	2	37,375	$4.86	06/16/2032
	06/16/2022(11)					49,834	$936,879
	02/13/2023(3)	15,937	69,063	$10.00	02/13/2033
	02/13/2023(4)					63,750	$1,198,500
Tracey Sacco, Chief Commercial Officer	02/13/2023(12)	—	225,000	$10.00	02/13/2033

(1)
The market value of unvested shares of RSUs is based on $18.80, the closing market price of our common stock on December 29, 2023, which was the last trading day of 2023.

(2)
Shares under this option are scheduled to vest 25% on September 20, 2023, with the remainder vesting in equal quarterly installments for a period of 12 quarters, thereafter.

(3)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters, with the first quarterly amount vesting on April 1, 2023.

(4)
RSU award vests in equal annual installments for a period of 4 years with the first annual vesting on February 15, 2024.

(5)
Shares under this option are scheduled to vest 25% on July 16, 2021, with the remainder vesting in equal quarterly installments for a period of 12 quarters, thereafter.

(6)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on April 1, 2021.

(7)
RSU award vests in equal annual installments for a period of 4 years with the first annual vesting on January 15, 2022.

(8)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 16 quarters with the first quarterly amount vesting on April 1, 2022.

(9)
RSU award vests in equal annual installments for a period of 4 years with the first annual vesting on January 15, 2023.

(10)
Shares under this option are scheduled to vest in equal quarterly installments for a period of 12 quarters with the first quarterly amount vesting on September 16, 2022.

(11)
RSU award vests in equal annual installments for a period of 3 years with the first annual vesting on June 15, 2023.

(12)
Shares under this option are scheduled to vest 25% on February 6, 2024, with the remainder vesting in equal quarterly installments for a period of 12 quarters, thereafter.

Employment arrangements with our named executive officers
Jay Backstrom, M.D., M.P.H.
We entered into an employment agreement with Dr. Backstrom on September 19, 2022, effective upon Dr. Backstrom’s first day of employment at the Company, which occurred on September 19, 2022, pursuant to which Dr. Backstrom is entitled to receive an annual base salary and target bonus based upon our Board of Directors’ assessment of his performance and our attainment of targeted goals as set by our Board of Directors in its sole discretion. Dr. Backstrom is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 12 months of base salary, payable on our normal payroll cycle if such termination is not in connection with a “change in control,” or (y) 1.5 times his annual base salary if such termination occurs within 3 months prior to or 18 months following such “change in control,” plus 1.5 times his average incentive compensation he would have been entitled to receive in the fiscal year of such termination and (ii) reimbursement of COBRA premiums for health benefit coverage for him and his immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Dr. Backstrom had he remained employed with us for up to (x) 12 months following termination if such termination is not in connection with a “change in control” or (y) 18 months if such termination is in connection with a “change in control”. In addition, if Dr. Backstrom is terminated by us without “cause” or he resigns for “good reason,” 12 months of all stock options and other stock-based awards that are subject to solely time-based vesting held by Dr. Backstrom will accelerate and vest immediately and, if such termination occurs within 3 months prior to or 18 months following a “change in control,” all stock options and other stock-based awards that are subject to solely time-based vesting held by Dr. Backstrom will accelerate and vest immediately.
Edward H. Myles, M.B.A.
We entered into an employment agreement with Mr. Myles on July 16, 2020, effective upon Mr. Myles first day of employment at Scholar Rock, which occurred on July 16, 2020, pursuant to which Mr. Myles is entitled to receive an annual base salary and target bonus based upon our Board of Directors’ assessment of his performance and our attainment of targeted goals as set by our Board of Directors in its sole discretion. Mr. Myles is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The employment agreement provides that, in the event that his employment is terminated by us without “cause” or by him for “good reason,” subject to the execution and effectiveness of a separation agreement and release, he will be entitled to receive (i) an amount equal to (x) 9 months of base salary, payable on our normal payroll cycle if such termination is not in connection with a “change in control,” or (y) 12 months if such termination occurs within 18 months following such “change in control,” plus 1.0 times his annual target bonus he would have been entitled to receive in the fiscal year of such termination and (ii) reimbursement of COBRA premiums for health benefit coverage for him and his immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Mr. Myles had he remained employed with us for up to (x) 9 months following termination if such termination is not in connection with a “change in control” or (y) 12 months if such termination is in connection with a “change in control”. In addition, if within 18 months following a “change in control,” Mr. Myles is terminated by us without “cause” or he resigns for “good reason,” all time-based stock options and other time-based stock-based awards held by Mr. Myles will accelerate and vest immediately.
Tracey Sacco
We entered into an employment agreement with Ms. Sacco on February 6, 2023, effective upon Ms. Sacco’s first day of employment at Scholar Rock, which occurred on February 6, 2023, pursuant to which Ms. Sacco is entitled to receive an annual base salary and target bonus based upon our Board of

Directors’ assessment of her performance and our attainment of targeted goals as set by our Board of Directors in its sole discretion. Ms. Sacco is also eligible to participate in the employee benefit plans available to our employees, subject to the terms of those plans. The employment agreement provides that, in the event that her employment is terminated by us without “cause” or by her for “good reason,” subject to the execution and effectiveness of a separation agreement and release, she will be entitled to receive (i) an amount equal to (x) 9 months of base salary, payable on our normal payroll cycle if such termination is not in connection with a “change in control,” or (y) 12 months if such termination occurs within 18 months following such “change in control,” plus 1.0 times her annual target bonus she would have been entitled to receive in the fiscal year of such termination and (ii) reimbursement of COBRA premiums for health benefit coverage for her and her immediate family in an amount equal to the monthly employer contribution that we would have made to provide health insurance to Ms. Sacco had she remained employed with us for up to (x) 9 months following termination if such termination is not in connection with a “change in control” or (y) 12 months if such termination is in connection with a “change in control”. In addition, if within 18 months following a “change in control,” Ms. Sacco is terminated by us without “cause” or she resigns for “good reason,” all time-based stock options and other time-based stock-based awards held by Ms. Sacco will accelerate and vest immediately.
Additional Narrative Disclosure
401(k) Savings Plan. We maintain the Scholar Rock Holding Corporation 401(k) Plan, a tax-qualified retirement plan for our employees. Our 401(k) plan is intended to qualify under Section 401(k) of the Code so that contributions to our 401(k) plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn from our 401(k) plan, and so that contributions by us, if any, will be deductible by us when made. Under our 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to our 401(k) plan. The Company matches 50% of an employee’s contribution to the employee’s 401(k) up to 6% of the employee’s base salary.
Health and Welfare Benefits. All of our full-time employees, including our named executive officers are eligible to participate in certain medical, disability and life insurance benefit programs offered by us. We pay the premiums for term life insurance and long-term disability for all of our employees, including our named executive officers. We also provide all employees, including the named executive officers, with a flexible spending account plan, and paid time off benefits including, vacation, sick time, and holidays. We do not sponsor any non-qualified defined benefit plans for any of our employees or executives.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our Executives is performance-based, our Executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our Executives to remain focused on both short-term strategic goals by providing non-equity incentive compensation and long-term strategic goals by providing long-term equity incentives. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
No Hedging and Pledging
Our insider trading policy prohibits employees, officers and directors from engaging in any hedging or monetization transactions or similar arrangements (including transactions involving zero-cost collars, prepaid variable forward sale contracts, equity swaps and exchange funds) that are designed to hedge or speculate on any change in the market value of our securities. It also explicitly prohibits employees, officers and directors from effecting short sales of our securities, which are inherently speculative in nature and contrary to the best interests of the Company and our shareholders. Our insider trading policy also prohibits employees, officers and directors from buying or selling puts or calls or other derivative securities on our securities and from pledging our securities as collateral for a loan or holding our securities in a margin account.

Compensation Recovery Policy
Our board of directors adopted a Compensation Recovery Policy adopted as of November 28, 2023 (the “Compensation Recovery Policy”), in compliance with the Nasdaq listing rules, which requires recovery from executive officers of incentive-based compensation that is earned, granted or vested based on the achievement of a financial reporting measure in the event of a required accounting restatement of previously issued financial statements. The recoverable compensation includes any compensation received after the effective date of the Compensation Recovery Policy and in the three-year fiscal period preceding the date we were required to prepare the accounting restatement that is in excess of the amount that would have been earned, paid or vested had it been calculated based on the restated financial statements. Recovery is required regardless of fault or a covered officer’s role in the financial reporting process. The Compensation Recovery Policy has been filed as Exhibit 97 to Scholar Rock’s Annual Report on Form 10-K for the year ended December 31, 2023. At no time during or after the year ended December 31, 2023, was the Company required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the Compensation Recovery Policy, nor was there, on December 31, 2023, an outstanding balance of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement.
Equity Compensation Plan Information
The following table summarizes the Company’s equity compensation plan information as of December 31, 2023.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	7,191,377	$17.10(2)	3,650,576(3)
Equity compensation plans not approved by security holders(4)	2,199,128	$8.95(2)	800,872
Total	9,390,505		4,451,448

(1)
Includes the Company’s 2017 Stock Option and Incentive Plan, 2018 Stock Option and Incentive Plan and 2018 ESPP.

(2)
The weighted average exercise price is calculated based solely on outstanding stock options.

(3)
As of December 31, 2023, a total of 1,807,499 shares of our common stock have been reserved for issuance pursuant to the 2018 Stock Option and Incentive Plan. The 2018 Stock Option and Incentive Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2018 Stock Option and Incentive Plan and the 2017 Stock Option and Incentive Plan will be added back to the shares of common stock available for issuance under the 2018 Stock Option and Incentive Plan. The Company no longer makes grants under the 2017 Stock Option and Incentive Plan. As of December 31, 2023, a total of 1,843,077 shares of our common stock have been reserved for issuance pursuant to the 2018 ESPP. The 2018 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by the lesser of 353,614 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.
(4)
This includes the Inducement Plan. The Inducement Plan was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, awards under the Inducement Plan may only be made to a newly hired employee who has not previously been an employee or director of the Company or any subsidiary, or following a bona fide period of non-employment by the Company or subsidiary, if that individual is granted such award in connection with their commencement of employment with the Company or a subsidiary and such grant is an inducement material to their entering into employment with the Company or such subsidiary.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our PEO and the other NEOs (as calculated in accordance with Item 402(v) of Regulation S-K). In October 2022, our Interim CEO, Nagesh Mahanthappa (referred to in the tables below as “PEO 2”) resigned and Jay Backstrom (referred to in the tables below as “PEO 1”) was appointed as our new CEO. We provide compensation actually paid for both CEOs during the covered years in the following tables.
Pay-Versus-Performance Table
Year	Summary Compensation Table Total for PEO 1(1)	Summary Compensation Table Total for PEO 2(1)	Compensation Actually Paid to PEO 1(2)	Compensation Actually Paid to PEO 2(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4)	Value of Initial Fixed $100 Investment Based On:	Net Income(6) (in millions)
							Total Shareholder Return(5)
(a)	(b1)	(b2)	(c1)	(c2)	(d)	(e)	(f)	(h)
2023	4,111,853	N/A	10,538,048	N/A	2,159,711	4,201,772	$75.68	(166)
2022	7,076,259	2,843,861	7,176,759	371,625	2,775,071	465,624	$36.43	(135)

(1)
The dollar amounts reported in columns (b1) and (b2) represent the amount of total compensation reported for Jay Backstrom (“PEO 1”) and Nagesh Mahanthappa (“PEO 2”) (collectively, our “PEOs”) for each corresponding covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable fiscal year.

(2)
The Compensation Actually Paid to our PEOs reflects the following adjustments required by applicable SEC rules from total compensation reported in the Summary Compensation Table:

PEO 1		2022	2023
Summary Compensation Table – Total Compensation	(a)	7,076,259	4,111,853
- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	6,809,500	3,040,180
+ Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	6,910,000	4,963,000
+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	—	4,347,500
+ Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	—	221,500
+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	—	(65,625)

PEO 1		2022	2023
- Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—	—
= Compensation Actually Paid		7,176,759	10,538,048
PEO 2		2022
Summary Compensation Table – Total Compensation	(a)	2,843,861
- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	2,291,650
+ Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	1,048,875
+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	(557,600)
+ Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	259,250
+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	(931,111)
- Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—
= Compensation Actually Paid		371,625
For purposes of the adjustments to determine “Compensation Actually Paid”, we computed the fair value of equity awards in accordance with ASC 718. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(3)
The dollar amounts reported in column (d) represent the average of the amounts of total compensation reported for our named executive officers (collectively, our “NEOs”) as a group (excluding our PEOs) for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable fiscal year. The NEOs (excluding our PEOs) for fiscal year 2023 are Edward Myles and Tracey Sacco and for fiscal year 2022 are Edward Myles, Junlin Ho and Gregory Carven, our former Chief Scientific Officer.

(4)
The Compensation Actually Paid to our NEOs (excluding PEOs) on average reflects the following adjustments required by applicable SEC rules from total compensation reported in the Summary Compensation Table:

NEO Average		2022	2023
Summary Compensation Table – Total Compensation	(a)	2,775,071	2,159,711
- Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	2,239,510	1,512,390
+ Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	1,450,236	2,538,727
+ Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	(1,118,826)	956,242
+ Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	109,216	47,067
+ Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	(510,564)	12,415

NEO Average		2022	2023
- Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—	—
= Compensation Actually Paid		465,624	4,201,772
For purposes of the adjustments to determine “Compensation Actually Paid”, we computed the fair value of equity awards in accordance with ASC 718. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(5)
Total shareholder return is calculated by assuming that a $100 investment was made on the close of trading on December 31, 2021. Our company did not pay any dividends during fiscal years 2022 and 2023.

(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.

Analysis of the Information Presented in the Pay Versus Performance Table
Compensation Actually Paid and Company TSR
As discussed above, we use a combination of short-term cash incentive compensation opportunities for our Executives, in the form of annual cash bonuses to incentivize and award delivery of the Company’s strategy and corporate objectives, and long-term equity incentive compensation consisting of stock options and restricted stock units. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

Compensation Actually Paid and Net Income
Because we are not a commercial-stage company, we did not have any revenue during the year ending 2023 and the revenue in 2022 was associated with a collaboration arrangement. Consequently, our company has not historically looked to net income (loss) as a performance measure for our executive compensation program.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2022, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at December 31, 2022 and 2023) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
2023 Registered Offering
In October 2023, we completed an underwritten offering pursuant to which we sold an aggregate of 14,270,074 shares of our common stock. The offering price of these shares was $6.85 per share. The following table sets forth the number of shares of common stock purchased in this registered offering by our directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such common stock:
Name	Shares of Common Stock	Total Purchase Price
Orbimed Advisors LLC	4,500,000	$30,825,000.00
Invus Public Equities, L.P.(2)	2,189,781	$14,999,999.85
Samsara BioCapital, L.P.(3)	2,189,781	$14,999,999.85
Entities Affiliated with FMR LLC(4)	865,902	$5,931,428.70
Entities Affiliated with T. Rowe Price Associates, Inc.(5)	865,573	$5,929,175.05
Entities Affiliated with Redmile Group, LLC(6)	729,927	$4,999,999.95
Total	11,340,964	$77,685,603.40

(1)
Funds affiliated with Orbimed Advisors LLC are holders of five percent or more of our capital stock.

(2)
Funds affiliated with Invus Public Equities, L.P. are holders of five percent or more of our capital stock.

(3)
Funds affiliated with Samsara BioCapital, L.P. are holders of five percent or more of our capital stock. Srinivas Akkaraju is affiliated with Samsara BioCapital, L.P. and is a member of our board of directors.

(4)
FMR LLC is a holder of five percent or more of our capital stock.

(5)
Certain funds and accounts advised or subadvised by T. Rowe Price Associates, Inc. are holders of five percent or more of our capital stock.

(6)
Funds affiliated with Redmile Group, LLC are holders of five percent or more of our capital stock.

2022 Registered Direct Offering
In June 2022, we completed a registered direct offering pursuant to which we issued and sold an aggregate of: (i) 16,326,530 shares (the “Shares”) of the Company’s common stock, $0.001 par value (the “Common Stock”), (ii) pre-funded warrants (the “Pre-funded Warrants”) to purchase up to 25,510,205 shares of Common Stock and (iii) accompanying warrants (the “Common Warrants”) to purchase up to 10,459,181 shares of Common Stock. The offering price per Share and associated Common Warrant was $4.90 and the offering price per Pre-funded Warrant and associated Common Warrant was $4.8999. The following table sets forth the number of shares of common stock purchased in this registered direct offering by our directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such Securities:

Name	Shares of Common Stock	Shares of Common Stock Issuable Upon Exercise of Pre-Funded Warrants	Warrants	Total Purchase Price Paid
Entities Affiliated with Redmile Group, LLC(1)	—	15,306,123	3,826,530	$74,998,472.09
Invus Public Equities, L.P.(2)	6,300,034	—	1,575,008	$30,870,166.60
Entities Affiliated with Polaris Venture Partners(3)	1,197,992	—	299,498	$5,870,160.80
Samsara BioCapital, L.P.(4)	4,259,217	—	1,064,804	$20,870,163.30
Entities Affiliated with T. Rowe Price Associates, Inc.(5)	2,549,512	—	637,378	$12,492,608.80
Entities Affiliated with FMR LLC(6)	2,019,775	—	504,943	$9,896,897.50
Total	16,326,530	15,306,123	7,908,161	$154,998,469.09

(1)
Funds affiliated with Redmile Group, LLC are holders of five percent or more of our capital stock.

(2)
Funds affiliated with Invus Public Equities, L.P. are holders of five percent or more of our capital stock.

(3)
Funds affiliated with Polaris Venture Partners are holders of five percent or more of our capital stock.

(4)
Funds affiliated with Samsara BioCapital, L.P. are holders of five percent or more of our capital stock. Srinivas Akkaraju is affiliated with Samsara BioCapital, L.P. and is a member of our board of directors.

(5)
Certain funds and accounts advised or subadvised by T. Rowe Price Associates, Inc. are holders of five percent or more of our capital stock.

(6)
FMR LLC is a holder of five percent or more of our capital stock.

Registration Rights
Gilead Sciences, Inc., or Gilead, is entitled to rights with respect to the registration of certain shares under the Securities Act pursuant to a registration rights agreement, or Registration Rights Agreement, and include demand registration rights, short-form and shelf registration rights and piggyback registration rights. All fees, costs, and expenses of underwritten registrations, subject to certain restrictions, will be borne by us and all selling expenses, including underwriting discounts and selling commissions, will be borne by Gilead.
Limitation of Liability and Indemnification of Officers and Directors
Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:
•
any breach of their duty of loyalty to our company or our stockholders;

•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•
unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•
any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.
In addition, we adopted bylaws which provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.
We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.
Related Person Transaction Policy
In May 2018, our Board of Directors adopted a written related person transactions policy providing that transactions with our directors, officers, and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which a related person has or will have a direct or indirect material interest and in which the aggregate amount involved exceeds or may be expected to exceed $120,000 annually, subject to certain exceptions. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.
As appropriate for the circumstances, the audit committee will review and consider:
•
the related person’s interest in the related person transaction;

•
the approximate dollar amount involved in the related person transaction;

•
the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of our business;

•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to us of, the related-party transaction; and

•
any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2024 by:
•
each of our directors;

•
each of our named executive officers;

•
all of our directors and executive officers as a group; and

•
each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 79,744,654 shares of our common stock outstanding as of March 31, 2024.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2024 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142.
	Shares beneficially owned
Name and address of beneficial owner(1)	Number	Percentage(1)
5% Stockholders:
Blackrock, Inc.(2)	4,962,597	6.2%
FMR LLC(3)	10,893,303	13.6%
Invus Public Equities, L.P.(4)	12,834,446	15.8%
Orbimed Advisors LLC(5)	4,245,000	5.3%
Entities affiliated with Redmile Group, LLC(6)	7,706,883	9.5%
Samsara BioCapital, L.P.(7)	7,853,413	9.7%
T. Rowe Price Associates, Inc.(8)	8,963,835	11.2%
Named Executive Officers and Directors:
Jay Backstrom(9)	481,243	*
Edward H. Myles(10)	331,852	*
Tracey Sacco(11)	74,419	*
David Hallal(12)	501,793	*
Srinivas Akkaraju(13)	7,887,635	9.9%
Richard Brudnick(14)	20,222	*
Kristina Burow(15)	2,430,324	3.0%
Jeffrey S. Flier, M.D.(16)	93,102	*
Michael Gilman, Ph.D.(17)	132,047	*
Amir Nashat, Sc.D.(18)	2,652,852	3.3%
Katie Peng	0	*
Joshua Reed(19)	43,600	*
Akshay Vaishnaw, M.D., Ph.D.(20)	93,884	*
All executive officers and directors as a group (16 persons)(21)	15,335,866	19.2%

*
Represents beneficial ownership of less than one percent

(1)
Unless otherwise indicated, the address for each beneficial owner is c/o Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142.

(2)
This information is based solely on the information reported on the Schedule 13G filed on January 26, 2024 by BlackRock, Inc. The address of Black Rock, Inc. is 50 Hudson Yards, New York, NY 10001

(3)
This information is based solely on the information reported on the Schedule 13G/A filed on February 9, 2024 by FMR LLC and Abigail P. Johnson. The address of FMR LLC and Abigail P. Johnson is 245 Summer Street, Boston, MA 02210.

(4)
This information is based solely on the information reported on the Schedule 13G/A filed on February 9, 2024 by Invus Public Equities, L.P. (“Invus Public Equities”), Invus Public Equities Advisors, LLC (“Invus PE Advisors”), Artal International S.C.A. (“Arta International”), Artal International Management S.A. (“Artal International Management”), Artal Group S.A. (“Artal Group”), Westend S.A. (“Westend”), Stichting Administratiekantoor Westend (the “Stitching”), and Mr. Amaury Wittouck. Consists of (i) 11,259,438 shares of common stock and (ii) warrants to purchase up to 1,575,008 shares, with an exercise price of $7.35 per share and expiration of December 31, 2025. Invus PE Advisors, as the general partner of Invus Public Equities, controls Invus Public Equities and, accordingly, may be deemed to beneficially own the Shares held by Invus Public Equities. The Geneva branch of Artal International, as the managing member of Invus PE Advisors, controls Invus PE Advisors and, accordingly, may be deemed to beneficially own the Shares that Invus PE Advisors may be deemed to beneficially own. Artal International Management, as the managing partner of Artal International, controls Artal International and, accordingly, may be deemed to beneficially own the Shares that Artal International may be deemed to beneficially own. Artal Group, as the sole stockholder of Artal International Management, controls Artal International Management and, accordingly, may be deemed to beneficially own the Shares that Artal International Management may be deemed to beneficially own. Westend, as the parent company of Artal Group, controls Artal Group and, accordingly, may be deemed to beneficially own the Shares that Artal Group may be deemed to beneficially own. The Stichting, as the majority stockholder of Westend, controls Westend and, accordingly, may be deemed to beneficially own the Shares that Westend may be deemed to beneficially own. Mr. Wittouck, as the sole member of the board of the Stichting, controls the Stichting and, accordingly, may be deemed to beneficially own the Shares that the Stichting may be deemed to beneficially own. The address of Invus Public Equities and Invus PE Advisors is 750 Lexington Avenue, 30th Floor, New York, NY 10022. The address of Artal International, Artal International Management, Artal Group, Westend and Mr. Wittouch is Vally Park, 44, Rue de la Vallée, L-2661, Luxembourg. The address of the Stitching is Claude Debussylaan, 46, 1082 MD Amsterdam, The Netherlands.

(5)
This information is based solely on the information reported on the Schedule 13G/A filed on February 14, 2024 by Orbimed Advisors LLC and OrbiMed Capital LLC. The address of Orbimed Capital LLC and OrbiMed Advisors LLC is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(6)
This information is based in part on the information reported on the Schedule 13G/A filed on February 14, 2024 by Redmile Group, LLC, Jeremy C. Green and RedCo II Master Fund, L.P., and Redmile Strategic Trading Sub, Ltd. Redmile Group, LLC’s beneficial ownership of our common stock is comprised of 6,402,505 shares of common stock owned by certain private investment vehicles and/or sub-advised accounts managed by Redmile Group, LLC (the “Redmile Funds”), which shares of common stock may be deemed beneficially owned by Redmile Group, LLC as investment manager of the Redmile Funds. The reported securities may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. Subject to the Beneficial Ownership Blocker (as defined below), Redmile Group, LLC and Jeremy Green may also be deemed to beneficially own 12,712,595 shares of Common Stock issuable upon exercise of certain Warrants to Purchase Common Stock (the “Warrants”). Pursuant to the terms of the Warrants, we may not effect any exercise of any Warrant, and a holder of a Warrant does not have the right to exercise any portion of the Warrant held by such holder, to the extent that, after giving effect to the attempted exercise set forth in a notice of exercise, such holder, together with such holder’s affiliates and any other person whose beneficial ownership of Common Stock would be aggregated with such holder’s for the purposes of Section 13(d) of the Exchange Act and the applicable regulations of the SEC, including any “group” of which such holder is a member, would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation (the “Beneficial Ownership Blocker”). The “Beneficial Ownership Limitation” is 9.99% of the shares of common stock then issued and outstanding, which percentage may be changed at a holder’s election upon 61 days’ notice to us. The 7,706,883 shares of common stock reported as beneficially owned by Redmile Group, LLC represents 9.99% of the outstanding shares of common stock based on (i) 79,744,654 shares of Common Stock outstanding as of March 31, 2024, plus (ii) 1,304,378 shares of Common Stock issuable upon exercise of certain of the Warrants, which due to the Beneficial Ownership Limitation is the maximum number of shares that could be issued upon exercise of the Warrants. The address of the beneficial owner is One Letterman Drive, Building D, Suite D3-300, San Francisco, California 94129.
(7)
This information is based solely on the information reported on the Schedule 13D filed on October 18, 2023 by Samsara BioCapital, L.P. (“Samsara LP”), Samsara BioCapital GP, LLC (“Samsara GP” and together with Samsara LP, the “Samsara Entities”), and Srinivas Akkaraju. The shares of common stock consists of (i) 6,788,609 shares held by Samsara LP and (ii) 1,064,804 shares issuable upon exercise of warrants held by Samsara LP. Samsara GP is the general partner of Samsara LP and Dr. Akkaraju is the managing member of Samsara GP. Samsara LP, Samsara GP and Dr. Akkaraju share power to direct the voting and disposition of the shares held by Samsara LP and may be deemed to beneficially own the securities held by Samsara LP. The address of Samsara LP, Samsara GP and Mr. Akkaraju is c/o Samsara BioCapital GP, LLC, 6285 Middlefield Road, Palo Alto, CA 94301.

(8)
This information is based solely on the information reported on the Schedule 13G/A filed on February 14, 2024 by T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. The address of T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.

(9)
Consists of: (i) 25,886 shares of common stock and (ii) 455,357 shares of common stock underlying options exercisable within 60 days of March 31, 2024.

(10)
Consists of: (i) 24,971 shares of common stock and (ii) 306,881 shares of common stock underlying options exercisable within 60 days of March 31, 2024.

(11)
Consists of: 74,419 shares of common stock underlying options exercisable within 60 days of March 31, 2024.

(12)
Consists of: (i) 290,595 shares of common stock and (ii) 211,198 shares of common stock underlying options exercisable within 60 days of March 31, 2024.

(13)
Consists of: (i) shares described in footnote (7) above and (ii) 34,222 shares of common stock underlying options exercisable within 60 days of March 31, 2024. Srinivas Akkaraju, one of our directors, is a managing member of Samsara GP. Samsara, LP, Samsara GP and Dr. Akkaraju share power to direct the voting and disposition of the shares held by Samsara LP and may be deemed to beneficially own the shares held by Samsara LP.

(14)
Consists of: 20,222 shares of common stock underlying options exercisable within 60 days of March 31, 2024.

(15)
Based in part on a Form 4 filed by Kristina Burow on December 26, 2023. Consists of: (i) 2,345,711 shares held by ARCH Venture Fund VIII, L.P. (“ARCH VIII”); (ii) 5,339 shares of common stock owned by Ms. Burow; and (iii) 79,274 shares of common stock underlying options exercisable within 60 days of March 31, 2024. ARCH Venture Partners VIII, L.P. (“GPLP”), as the sole general partner of ARCH VIII, may be deemed to beneficially own the shares held by ARCH VIII. Kristina Burow, one of our directors, is a managing director at ARCH Venture Partners. Ms. Burow owns an interest in GPLPI but does not have voting or investment control over the shares held by ARCH VIII, and disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. ARCH Venture Partners VIII, LLC (“GPLLC”) as the sole general partner of GPLP, may be deemed to beneficially own the shares held by GPLP. The GPLP and GPLLC disclaim beneficial ownership of such securities, except to the extent of any pecuniary interest therein. . The address of the fund is 8755 West Higgins Road, Suite 1025, Chicago, Illinois 60631.

(16)
Consists of: (i) 9,013 shares of common stock and (ii) 84,089 shares of common stock underlying options exercisable within 60 days of March 31, 2024.

(17)
Consists of: (i) 37,459 shares of common stock and (ii) 94,588 shares of common stock underlying options exercisable within 60 days of March 31, 2024.

(18)
Based in part on a Form 4 filed by Amir Nashat on December 29, 2023 and Schedule 13 G/A filed by Polaris February 9, 2024. Consists of: (i) 2,123,347 shares held of record by Polaris Venture Partners VI, L.P. (“PVP VI”), 282,962 shares underlying a warrant issued to PVP VI and which is exercisable within 60 days of March 31, 2024, 124,080 shares held of record by Polaris Venture Partners Founders’ Fund VI, L.P. (“PVPFF VI”) and 16,536 shares are shares underlying a warrant issued to PVPFF VI and which is exercisable within 60 days of March 31, 2024; and (ii) 1,147 shares of common stock owned by North Star Profit Sharing Trust for the benefit of Dr. Nashat, 25,506 shares of common stock and (iii) 79,274 shares of common stock underlying options exercisable within 60 days of March 31, 2024 owned by Dr. Nashat. Dr. Nashat is a managing member of Polaris Venture Management Co. Vi, L.L.C. (“PVM VI”), the general partner of each of PVP VI and PVPFF VI and shares voting and dispositive power with respect to the shares held by each of PVP VI and PVPFF VI. Dr. Nashat and PVM VI disclaim beneficial ownership of all shares held by each of PVP VI and PVPFF VI, except to the extent of his pecuniary interest therein.

(19)
Consists of: 43,600 shares of common stock underlying options exercisable within 60 days of March 31, 2024.

(20)
Consists of: (i) 9,455 shares of common stock and (ii) 84,429 shares of common stock underlying options exercisable within 60 days of March 31, 2024.

(21)
Includes 11,913,633 shares of common stock held or beneficially held by executive officers and directors, options to purchase 2,057,901 shares of common stock exercisable within 60 days of March 31, 2024 held by executive officers and directors and includes warrants to purchase 1,364,302 shares of common stock exercisable within 60 days of March 31, 2024 held by executive officers and directors.

REPORT OF THE AUDIT COMMITTEE
The audit committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Scholar Rock’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Scholar Rock’s independent registered public accounting firm, (3) the performance of Scholar Rock’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the Board of Directors.
Management is responsible for the preparation of Scholar Rock’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Scholar Rock’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Scholar Rock for the fiscal year ended December 31, 2023. The audit committee also discussed with the independent registered public accounting firm the applicable requirements of the PCAOB and the U.S. Securities and Exchange Commission. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements of Scholar Rock be included in Scholar Rock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF SCHOLAR ROCK HOLDING
CORPORATION
Joshua Reed
Richard Brudnick
Amir Nashat
April [•], 2024

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142 Attention: Legal, telephone (857) 259-3860. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than January 2, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142 Attention: Legal.
If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2025 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 27, 2025 and no later than March 29, 2025. In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 28, 2025. Stockholder proposals and the required notice should be addressed to Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, Massachusetts 02142 Attention: Legal.
To comply with the universal proxy rules stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the anniversary of the Annual Meeting, or April 28, 2025.
OTHER MATTERS
Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Annex A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SCHOLAR ROCK HOLDING CORPORATION
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
Scholar Rock Holding Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
1.   The Corporation was originally incorporated on December 18, 2017 and an Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 22, 2017 (the “Charter”). Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Amendment”) amends certain provisions of the Charter.
2.   This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3.   The Charter is hereby amended to amend the first paragraph of Article IV to be read in its entirety as follows:
“The total number of shares of capital stock which the Corporation shall have authority to issue is Three Hundred and Ten Million (310,000,000), of which (i) Three Hundred Million (300,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) Ten Million (10,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).”
IN WITNESS WHEREOF, this Amendment, having been duly adopted in accordance with Section 242 of the DGCL, has been duly executed by a duly authorized officer of the Corporation on this [     ] day of [           ], 2024.
Scholar Rock Holding Corporation
By:

Name:
Jay Backstrom

Title:
President & Chief Executive Officer

Annex B
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SCHOLAR ROCK HOLDING CORPORATION
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
Scholar Rock Holding Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
1.   The Corporation was originally incorporated on December 18, 2017 and an Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 22, 2017 (the “Charter”). Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Amendment”) amends certain provisions of the Charter.
2.   This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.
3.   The Charter is hereby amended by adding a new Article X to read in its entirety as follows:
“ARTICLE X
Officer Limitation of Liability
1.
Officers.   To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

2.
Amendment or Modification.   Any amendment, repeal or modification of this Article X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

IN WITNESS WHEREOF, this Amendment, having been duly adopted in accordance with Section 242 of the DGCL, has been duly executed by a duly authorized officer of the Corporation on this [     ] day of [           ], 2024.
Scholar Rock Holding Corporation
By:

Name:
Jay Backstrom

Title:
President & Chief Executive Officer

SCHOLAR ROCK HOLDING CORPORATION PRELIMINARY SCAN TO VIEW MATERIALS & VOTE 301 BINNEY STREET 3RD FLOOR CAMBRIDGE, MA 02142 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 26, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SRRK2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions to cast your vote. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 26, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by 11:59 P.M. Eastern Time on June 26, 2024. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V47995-P06620 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SCHOLAR ROCK HOLDING CORPORATION For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR each of the following director nominees: All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. To elect three Class III directors to our Board of Directors, each to serve until the 2027 Annual Meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal. Nominees: 01) Richard Brudnick 02) Jeffrey S. Flier 03) Akshay Vaishnaw ! ! ! The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5: For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. ! ! ! 3. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000. 4. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended to date, to limit the liability of certain ! ! ! officers of the Company as permitted by recent amendments to Delaware law. 5. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. ! ! ! The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 Year 2 Years 3 Years Abstain 6. To approve, on a non-binding, advisory basis, the preferred frequency of future advisory votes on compensation of our named executive officers. ! 7. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. ! ! ! NOTE: Other business may come before the annual meeting and any other adjournments or postponements thereof. You may attend the annual meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Scholar Rock Holding Corporation to be held June 27, 2024: The Notice of Internet Availability, Proxy Statement and Annual Report are available at www.proxyvote.com. YOUR VOTE IS IMPORTANT. PLEASE VOTE THE SHARES AS SOON AS POSSIBLE. V47996-P06620 SCHOLAR ROCK HOLDING CORPORATION Annual Meeting of Stockholders June 27, 2024 12:00 PM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jay T. Backstrom and Junlin Ho, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SCHOLAR ROCK HOLDING CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held by virtual-only meeting at 12:00 PM, Eastern Time on June 27, 2024 via a live webcast at www.virtualshareholdermeeting.com/SRRK2024, and any adjournments or postponements thereof. The stockholder(s) acknowledge(s) receipt from the Company prior to the execution of the proxy of a Notice of Annual Meeting of Stockholders and a Proxy Statement, and revoke(s) any proxy heretofore given with respect to the annual meeting. THE VOTES ENTITLED TO BE CAST BY THE STOCKHOLDER(S) WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL DIRECTOR NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4, AND 5 AND "1 YEAR" ON PROPOSAL 6. The votes entitled to be cast by the stockholder(s) will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the annual meeting to another time and/or place, that may properly come before the annual meeting or adjournment or postponement thereof. Continued and to be signed on reverse side